Registration No. 33-40823
                 811-6318

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
X
Pre-Effective Amendment No. _______

Post-Effective Amendment No.         26        	    X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940

Amendment No.           26                  X

CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of Registrant as Specified in Charter)

222 Delaware Avenue, Wilmington, Delaware  19801
(Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code:
(302) 888-4104

Christina T. Sydor
Consulting Group Capital Markets Funds
388 Greenwich Street, 22nd Floor
New York, New York 10013
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective:

	immediately upon filing pursuant to paragraph (b) of Rule 485

	on (date) pursuant to paragraph (b) of Rule 485

	60 days after filing pursuant to paragraph (a)(1)

	on (date) pursuant to paragraph (a)(1)

XXX	75 days after filing pursuant to paragraph (a)(2)

	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

PART A

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                               Consulting Group

                             Capital Markets Funds


                           S&P 500 Index Investments





Prospectus                                                    SalomonSmithBarney
September _________, 1999                           ----------------------------
                                                    a member of citigroup [LOGO]


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Table of Contents

Investments, Risks and Performance                       2
----------------------------------------------------------
 Investment Objective                                    2
----------------------------------------------------------
 Principal Investment Strategies                         2
----------------------------------------------------------
 Fees and Expenses                                       3
----------------------------------------------------------

More on the Portfolio's Investments and Related Risks    4
----------------------------------------------------------

The Manager                                              6
----------------------------------------------------------
 Year 2000 Issue                                         7
----------------------------------------------------------
Asset Allocation Programs                                8
----------------------------------------------------------

Investment and Account Information                       9
----------------------------------------------------------
 Account Transactions                                    9
----------------------------------------------------------
 Valuation of Shares                                    10
----------------------------------------------------------
 Dividends and distributions                            10
----------------------------------------------------------
 Taxes                                                  10
----------------------------------------------------------
Appendix A                                             A-1
----------------------------------------------------------

"S&P 500(r)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by SSBC Fund Management Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio.



An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 S&P 500 Index Investments

Investments, Risks and Performance

About the portfolio

The Consulting Group, a division of SSBC Fund Management Inc. ("SSBC"), serves as investment manager for S&P 500 Index Investments (the "Portfolio"). As man-ager, the Consulting Group selects and oversees professional money managers who are responsible for investing the assets of the Portfolio. The S&P 500 Index Investments is subadvised by Barclays Global Fund

Advisors.

Investment objective

The Portfolio seeks to provide investment results that, before expenses, corre-spond to the price and yield performance of the S&P 500 Index. The Portfolio will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitaliza-tion and liquidity.

Principal investment strategies

The Portfolio invests at least 80% of its assets in common stocks included in the S&P 500 Index. The Portfolio holds stocks of substantially all of the com-panies which comprise the S&P 500 Index, including those companies which are headquartered outside the U.S. The Portfolio also enters into repurchase agree-ments, lends portfolio securities and uses certain types of derivative instru-ments to help implement its objective.

How the subadvisor selects the portfolio's investments

The manager has selected Barclays Global Fund Advisors as subadvisor to manage the Portfolio. The subadvisor manages the portfolio as a "pure" index fund. This means that the subadvisor does not evaluate individual companies to iden-tify attractive investment candidates. Instead, the subadvisor attempts to mir-ror the composition of the S&P 500 Index as closely as possible by adjusting the Portfolio's holdings daily to reflect the companies included in the index and their weightings. The Portfolio does not mirror the index exactly because, unlike the index, the Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests and pay the Portfolio's ex-penses.

The S&P 500 Index is one of the most widely used benchmarks of U.S. equity per-formance. The index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weight-ed, so the larger of the 500 companies have a bigger impact on the performance of the index. The index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

 SUBADVISOR

 BARCLAYS GLOBAL FUND ADVISORS
 45 Fremont Street
 5th Floor
 San Francisco, CA 94105

  PORTFOLIO MANAGERS

  Domestic Equity Team of

  Barclays Global Fund Advisors


Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in a portfolio, or the portfolio may not perform as well as other investments

 . The S&P 500 Index may go down, or perform poorly relative to other U.S. eq-uity indices or individual stocks

 . An adverse company specific event, such as an unfavorable earnings report, may negatively affect the stock price of one of the larger companies in the S&P 500 Index

 . The stocks of companies which comprise the S&P 500 Index may fall out of fa-vor with investors

Because the Portfolio is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Portfolio normally buys or sells a portfolio security only to reflect additions or dele-tions of stocks that comprise the S&P 500 Index or to adjust their relative weightings. Although the subadvisor seeks to replicate the performance of the S&P 500 Index, the Portfolio may underperform the index even before deducting expenses because the Portfolio must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks.

 S&P 500 Index Investments

Who may want to invest

The Portfolio may be an appropriate investment if you:

 . Are seeking to participate in the long term growth potential of U.S. large capitalization stocks

 . Are seeking an investment which tracks the performance of the S&P 500 Index

 . Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities

 . Are willing to accept the risks of the stock market

------------------------------------------------------------------------
Performance

Because this Portfolio was added to the Consulting Group Capital Markets Funds this year, the Portfolio does not yet have a sufficient operating history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon estimated expenses for the Portfo-lio's current fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)
  Maximum annual TRAK(R) fee*           1.50%
  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fee**                     0.32%
   Administration                       0.10%
   Other expenses                       0.10%
                                        -----
  Total annual Portfolio operating
   expenses                             0.52%

* Fee payable under the TRAK(R) Personalized Investment Advisory Service for asset allocation services. See "Asset Allocation Programs."

** The management fee rate shown above reflects the maximum permissible fee paid to the manager and subadvisor. The manager projects an effective annual management fee rate of 0.02% and will seek the approval of the Board of Trustees to lower the management fee rate shown above.

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
   $203                    $632                             $1,087                             $2,344

 S&P 500 Index Investments

More on the Portfolio's Investments and Related Risks

The section entitled "Investments, Risks and Performance" describes the Portfo-lio's investment objective and its principal investment strategies and risks. This section provides some additional information about the Portfolio's invest-ments and certain investment management techniques the Portfolio may use. More information about the Portfolio's investments and portfolio management tech-niques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.


                               Percentage Limits

 Some Portfolio policies in this
 section are stated as a percent-
 age of assets. These percentages
 are applied at the time of pur-
 chase of a security and subse-
 quently may be exceeded because
 of changes in the value of the
 Portfolio's investments.


Equity Investments. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership inter-ests, shares of other investment companies and real estate investment trusts and equity participations.


Derivatives. The Portfolio may, but is not required to, use futures and options on securities and securities indices, and options on these futures, for any of the following purposes:

 . to simulate full investment in the S&P 500 Index while maintaining sufficient liquidity to satisfy daily redemption requests and operating expenses

 . to facilitate trading in the securities of companies that comprise the index

 . to reduce transaction costs

 . to seek higher investment returns when a contract is priced more attractively than the stocks comprising the index

The Portfolio may not invest more than 20% of its assets in derivative con-tracts or more than 5% of its assets in open purchased put options. However, during its initial operating period, the Portfolio will invest substantially all of its assets in futures contracts and options on these contracts.

A derivative contract will obligate or entitle the Portfolio to deliver or re-ceive an asset or cash payment based on the change in value of one or more se-curities or indices. Even a small investment in derivative contracts can have a big impact on the Portfolio's stock market exposure. Therefore, using deriva-tives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accu-rately to changes in the value of the Portfolio's holdings. Derivatives can also make the Portfolio less liquid and harder to value, especially in declin-ing markets.

Money market instruments. The Portfolio may temporarily maintain up to 10% of its assets in money market instruments. The Portfolio invests in money market instruments under the following circumstances:

 . pending investment of proceeds of the sale of shares of the Portfolio

 . pending settlement of purchases of securities by the Portfolio

 . to maintain liquidity to meet anticipated redemptions

Foreign investments. The Portfolio may purchase common stocks and American De-positary Receipts (ADRs) of the foreign companies included in the S&P 500 In-dex. These securities are publicly traded on U.S. securities exchanges or over-the-counter markets. ADRs are U.S. dollar denominated securities which repre-sent an interest in an underlying foreign security.

Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less informa-tion available about foreign issuers and markets because of less rigorous ac-counting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. Because the value of an ADR is dependent upon the market price of an underlying foreign security, ADRs are subject to most of the risks associated with foreign investing.

Impact of high portfolio turnover. The Portfolio may engage in active and fre-quent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.

More information about investment styles. The subadvisor follows a passive style, where the principal objective is to mirror the return of a benchmark in-dex. The subadvisor may seek to achieve that goal by investing in all of the
securities in the index. However, in those in     -

 S&P 500 Index Investments
stances where the subadvisor is unable to replicate the exact index weightings for a particular company in the index, it will allocate a pro rata portion to the other companies in the index.

Order of Exemption. The Trust is subject to an Order of Exemption from the De-partment of Labor requiring the Portfolio to limit its investments in the secu-rities of affiliates of Salomon Smith Barney, including Citigroup, Inc., to one percent of the Portfolio's net assets. Since the Portfolio will be managed to comply with this limitation, this may result in differences in performance be-tween the Portfolio and other funds that fully replicate the S & P 500 Index.


Investment Policies. The Portfolio's investment policies generally may be changed by the Board of Trustees without shareholder approval.

Potential Conversion. The Portfolio reserves the right, if approved by the Board of Trustees, to convert in the future to a "Master/Feeder" fund that would invest all of its assets in a Master/Feeder fund having substantially the same investment objective, policies and restrictions. At least 30 days written notice of any action would be given to all shareholders if, and when, such a proposal is approved.

 S&P 500 Index Investments

The Manager

The manager. The Consulting Group, a division of SSBC, serves as the manager for the Portfolio. SSBC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset manage-ment, banking and consumer finance, credit and charge cards, insurance, invest-ments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. As manager, the Consulting Group selects and oversees professional money managers who are re-sponsible for investing the assets of the Portfolio. The Consulting Group was established to match the investment needs of institutional investors and sub-stantial individual investors with appropriate and well-qualified investment advisers. Since 1973, the Consulting Group has grown to become one of the na-tion's foremost organizations providing portfolio evaluation, asset allocation, market analysis and investment adviser selection services.

The Portfolio is part of a series of portfolios which comprise the Consulting Group Capital Market Funds (the "Trust"). The Trust is a series company that consists of the Portfolio and the following additional portfolios which are of-fered in a separate prospectus, a copy of which can be obtained from any Salo-mon Smith Barney Financial Consultant:

 . Government Money Investments

 . Intermediate Fixed Income Investments

 . Long-Term Bond Investments

 . Municipal Bond Investments

 . Mortgage Backed Investments

 . High Yield Investments

 . Balanced Investments

 . Large Capitalization Value Equity Investments

 . Large Capitalization Growth Investments

 . Small Capitalization Value Equity Investments

 . Small Capitalization Growth Investments

 . International Equity Investments

 . International Fixed Income Investments

 . Emerging Markets Equity Investments

 . Multi-Strategy Market Neutral Investments


                             The Evaluation Process

 The Consulting Group screens
 more than 3,000 registered in-
 vestment advisory firms, tracks
 the performance of more than 700
 firms on its comprehensive data-
 base and evaluates the strength
 and performance of advisory
 firms in Consulting Group pro-
 grams each year. Throughout the
 evaluation, the Consulting Group
 focuses on a number of key is-
 sues:

 . level of expertise

 . relative performance and
   consistency of performance

 . strict adherence to investment
   discipline or philosophy

 . personnel, facility and finan-
   cial strength

 . quality of service and commu-
   nication.

The subadvisor. The subadvisor is responsible for the day-to-day investment operations of the Portfolio in accordance with the Portfolio's investment objectives and policies. The name and address of the subadvisor is included in the Section entitled "Investments, Risks and Performance."

The subadvisor selection process. Subject to the review and approval of the Portfolio's Trustees, the Consulting Group is responsible for selecting, supervising and evaluating subadvisors who manage the Portfolio's assets. The Consulting Group employs a rigorous evaluation process to select those subadvisors that have distinguished themselves through consistent and superior performance. The Consulting Group is also responsible for communicating performance expectations and evaluations to the subadvisor and ultimately recommending to the Board of Trustees whether the subadvisor's contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.

The Portfolio relies upon an exemptive order from the Securities and Exchange Commission which permits the manager to select new subadvisors or replace ex-isting subadvisors without first obtaining shareholder approval for the change. The Trustees, including a majority of the "non-interested" Trustees, must ap-prove each new subadvisory contract. This allows the manager to act more quickly to change subadvisors when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolio
will provide investors with informa     -

 S&P 500 Index Investments
tion about each new subadvisor and its subadvisory contract within 90 days of the engagement of a new subadvisor.

Management Fees. The Consulting Group receives fees from the Portfolio for its services at an annual rate of 0.32% of its average daily net assets. In turn, the Consulting Group pays the subadvisor a portion of this fee for its servic-es. In addition, the Portfolio pays SSBC a fee at an annual rate of 0.10 of the Portfolio's average daily net assets for ad-ministration services.

Possible Conflict of Interest. The advisory fee paid by each portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadvisor varies depending upon the portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending certain portfolios in the Trust over other portfolios for asset allocation. You should consider this possible conflict of interest when evalu-ating the manager's asset allocation recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.

Year 2000 issue

Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the Portfolio. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the Portfolio. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The Portfolio has been informed by other service providers that they are taking similar measures. Although the Portfolio does not expect the Year 2000 issue to adversely affect it, the Portfolio cannot guarantee that the efforts of the Portfolio, which are limited to requesting and receiving reports from service providers, or the efforts of service providers to correct the problem, will be successful.

 S&P 500 Index Investments

Asset Allocation Programs

Shares of the portfolios are available to participants in advisory programs sponsored by Salomon Smith Barney Inc., including the TRAK(R) Personalized In-vestment Advisory Service, or other qualified investment advisors approved by the Consulting Group. The advisory services provide investors with asset allo-cation recommendations, which are implemented through the portfolios.

Advisory services generally include:

 . evaluating the investor's investment objectives and time horizon

 . analyzing the investor's risk tolerance

 . recommending an allocation of assets among the portfolios in the Trust

 . providing monitoring reports containing an analysis and evaluation of an in-vestor's account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment deci-sion is normally up to the investor and not the provider of the advisory serv-ice.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Salomon Smith Barney advisory service is 1.50% of average quar-ter-end net assets. This fee may be reduced in certain circumstances. The fee under a Salmon Smith Barney advisory program may be paid either by redemption of shares of the Trust or by separate payment.

 S&P 500 Index Investments

Investment and Account Information
Account Transactions

Purchase of Shares. You may purchase shares of the Portfolio if you are a par-ticipant in an advisory program sponsored by Salomon Smith Barney, including TRAK(R), or by qualified investment advisers not affiliated with Salomon Smith Barney. Purchases of shares of the Portfolio must be made through a brokerage account maintained with Salomon Smith Barney or through a broker that clears securities transactions through Salomon Smith Barney (an introducing broker). You may establish a brokerage account with Salomon Smith Barney free of charge in order to purchase shares of the Portfolio.

 . The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.

 . There is no minimum on additional investments.

 . The minimum initial aggregate investment in the TRAK program for employees of Salomon Smith Barney and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

 . The Portfolio and the TRAK program may vary or waive the investment minimums at any time.

 . You may establish a Systematic Withdrawal/Investment Schedule. For more in-formation, contact your Investment Professional or consult the SAI.

Shares of the Portfolio are sold at net asset value per share without imposi-tion of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Salomon Smith Barney or the introducing broker before 4:00 p.m., Eastern time, will receive that day's share price. Or-ders accepted after 4:00 p.m. will receive the next day's share price. All pur-chase orders must be in good order to be accepted. This means you have provided the following information:

 . Name of the Portfolio

 . Account Number

 . Dollar amount or number of shares to be purchased

 . Signatures of each owner exactly as the account is registered

The Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Salomon Smith Bar-ney has received and accepted an advisory agreement signed by the investor par-ticipating in the TRAK(R) program or other advisory program sponsored by Salo-mon Smith Barney. With respect to investors participating in advisory programs sponsored by entities other than Salomon Smith Barney, Salomon Smith Barney must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Salomon Smith Barney or the introducing broker within three business days after the order is placed in good order.

Redemption of Shares. You may sell shares of the Portfolio at net asset value on any day the New York Stock Exchange is open by contacting your broker. All redemption requests accepted by Salomon Smith Barney or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day's price. All redemption orders must be in good form, which may require a signa-ture guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Salomon Smith Barney advi-sory service, you must redeem your shares in the Portfolio.

The Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder's account at Salomon Smith Barney or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor's brokerage account generally will not earn any income and Salomon Smith Barney or the introducing broker may ben-efit from the use of temporarily uninvested funds. A shareholder who pays for shares of the Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser's check has cleared, which may take up to 15 days.

Exchange of Shares. An investor that participates in an advisory program may exchange shares in the Portfolio for shares in any other portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to consider the investment objectives and policies of any Portfolio into which you make an ex-change. An exchange is a taxable transaction except for exchanges within a re-tirement account.

The Consulting Group may limit additional exchanges and/or purchases by a shareholder if it determines that the shareholder is pursuing a pattern of fre-quent exchanges. Excessive exchange transactions can adversely affect the Port-folio's performance, hurting the Portfolio's other shareholders. If the Con-sulting Group discovers a pattern of frequent exchanges, it will provide notice in writing or by telephone to the shareholder at least 15 days before sus-pending his or her exchange privilege. During the 15-day period the shareholder will be required either to redeem his or her shares in the Portfolio

 S&P 500 Index Investments
or establish an allocation which the shareholder expects to maintain for a sig-nificant period of time.

Accounts with Low Balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the Salomon Smith Barney Advisory Service fees), Salomon Smith Barney or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Salomon Smith Barney may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

The Portfolio offers its shares at their net asset value per share. The Portfo-lio calculates net asset value once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. If the exchange closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

The Portfolio generally values its fund securities based on market prices or quotations. The Portfolio's currency conversions, if any, are done when the London stock exchange closes. When market prices are not available, or when the Consulting Group believes they are unreliable or that the value of the security has been materially affected by events occurring after the securities or cur-rency exchanges close, the Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Portfo-lio's Board of Trustees. A mutual fund that uses fair value to price securities may value those securities higher or lower than another fund using market quo-tations to price the same securities.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by the Portfolio could change on days when shares of the Portfolio cannot be bought or sold.

Dividends and distributions

The Portfolio intends to distribute all or substantially all of its net invest-ment income and realized capital gains, if any, for each taxable year. The Portfolio declares and pays dividends, if any, from net investment income annu-ally. The Portfolio declares and distributes realized net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the Portfolio unless the shareholder elects to receive them in cash.

The Portfolio expects distributions to be primarily from capital gains, a sub-stantial portion of which may be short-term.

Taxes
--------------------------------------------------------------------------------

Transactions                                              Federal Tax Status
------------------------------------------------------------------------------
Sales or exchange of shares                               Usually capital gain
                                                          or loss; long-term
                                                          only if shares owned
                                                          more than one year
------------------------------------------------------------------------------
Distributions of long term                                Long-term capital
 capital gain                                             gain
------------------------------------------------------------------------------
Distributions of short term                               Ordinary income
 capital gain
------------------------------------------------------------------------------
Dividends from net                                        Ordinary income
 investment income
------------------------------------------------------------------------------
Any of the above received by                              Not a taxable event
 a retirement account
------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Portfolio is about to declare a capital gain distribu-tion or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, you will receive a Form 1099 indicating your divi-dends and distributions for the prior year, which are taxable as described above even if reinvested, and your redemptions during that year. If you do not provide the Portfolio with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 31% of the Portfolio's distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Portfolio.

As noted above, investors, out of their own assets, will pay an advisory serv-ice fee. For most investors who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under cur-rent federal income tax law, an individual's miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the ag-gregate of these deductions exceeds 2% of adjusted gross income. Such deduc-tions are also subject to the general limitation on itemized deductions for in-dividuals having, in 1999, adjusted gross income in excess of $126,600 ($63,600 for married individuals filing separately).

 S&P 500 Index Investments
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                                APPENDIX A

The following are copies of the proposed and final exemptions from the Depart-ment of Labor from certain provisions of the Employee Retirement Income Secu-rity Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans.

--------------------------------------------------------------------------------
[Application Nos. D-9337 and D-9415]

Smith Barney Shearson (SBS), Located in New York, NY

NEW AGENCY: Pension and Welfare Benefits Administration, Labor.

ACTION: Notice of proposed exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would replace PTE 92-77 (55 FR 45833, October 5, 1992). PTE 92-77 permits the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively the Plans) in the Trust for TRAK Investments (the Trust) established by Shearson Lehman, in connection with such loans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, PTE 92-77 permits the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. These transactions are described in a notice of pendency that was published in the Federal Register on April 3, 1992 at 57 FR 11514. PTE 92-77 is effective as of April 3, 1992.
 If granted, the proposed exemption would replace PTE 92-77, which as discussed below, expired by operation of the law. The new proposed exemption would permit the replacement of Shearson Lehman with a newly-merged entity known as "Smith Barney Shearson, Inc." It would also permit the adoption of a daily-traded collective investment fund (the GIC Fund) for Plans providing for participant directed investments (the Section 404(c) Plans). The proposed exemption would provide conditional relief that is identical to that provided by PTE 92-77. In addition, the proposed exemption would affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the TRAK Program.

DATES: Written comments and requests for a public hearing should be received by the Department on or before the expiration of 60 days from the publication of this proposed exemption in the Federal Register. If granted, the proposed exemption will be effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the proposed exemption will be effective as of the date the grant notice is published in the Federal Register.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5849, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210. Attention: Application Nos. D-9337 and D-9415. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration. U.S. Department of Labor, Room N-3307, 200 Constitution Avenue, NW., Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBS pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart 3 (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this proposed replacement exemption is being issued solely by the Department.

 As stated briefly above, PTE 92-77 allows Shearson Lehman to make the TRAK Program available to Plans that acquire shares in the Trust subject to certain conditions. Specifically, PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 408(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Program which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 Subsequent to the granting of PTE 92-77, Shearson Lehman informed the Department that it had signed an asset purchase agreement with Primerica Corporation (Primerica) and Smith Barney Harris Upham & Company, Inc. (Smith Barney), an indirect wholly owned subsidiary. The terms of the agreement provided for the sale of substantially all of the assets of Shearson Lehman and its Asset Management Divisions (collectively, the Shearson Divisions) to Smith Barney./1/ The transaction was completed on July 31, 1993. As a result of the transaction, most of the assets and business of the Shearson Divisions were transferred to Smith Barney which, upon merger with Shearson Lehman, was renamed "Smith Barney Shearson." (Smith Barney Shearson is denoted herein as SBS.) Shearson Lehman received cash and an
-------
 /1/ Shearson Lehman's other primary division, Lehman Brothers, which is responsible for securities underwriting, financial advisory, investment and merchant banking services and commodities trading as a principal and agent has been retained by Shearson Lehman it has been renamed "Lehman Brothers Inc."

interest-bearing note from SBS. As further consideration for the asset sale, SBS agreed to pay future contingent amounts based upon the combined performance of SBS and certain other Shearson Divisions acquired from Shearson Lehman. Shearson Lehman also assigned to the American Express Company (American Express) the right to receive 2.5 million shares of certain convertible preferred stock issued by Primerica and a warrant. As consideration for the assignment, American Express agreed to pay Shearson Lehman for the stock and the warrant based on their value as of March 12, 1993, the date of the Asset Purchase Agreement. At present, SBS offers the TRAK Program to investors through one or more of its subsidiaries or divisions.

 Since PTE 92-77 was granted, SBS informed the Department that it wished to modify the exemption in order to improve the TRAK Program and make it more responsive to the needs of investors. Specifically, SBS proposes to add to the Portfolios currently available under the TRAK Program, the GIC Fund, which is designed to invest primarily in guaranteed investment contracts (the GIC's), synthetic GIC products and/or units of other GIC collective funds. The GIC Fund will not differ in any material respects from the Government Money Investments Portfolio which generally permits daily redemptions of its shares. In addition, the GIC Fund will operate in a manner that is consistent with the requirements of PTE 92-77. SBS believes it is important to offer the GIC Fund to Section 404(c) Plans because these Plans may prefer to offer participants this type of investment option instead of the Government Money Investments Portfolio presently offered to such Plans under the TRAK Program. Therefore, SBS requests exemptive relief in order that the GIC Fund may be added to the Portfolios that are available under the Trust.

 The proposed GIC Fund will be a collective trust fund established and maintained by Smith Barney Shearson Trust Company (SBS Trust), a wholly owned subsidiary of Primerica. The GIC Fund will invest primarily in a portfolio of GICs with varying maturities issued by highly-rated insurance companies, and/or units of other collective funds invested in GICs. The GIC Fund may also invest in asset-backed investment products designed to offer risk and return characteristics similar to those of GICs (i.e., synthetic GIC products). In addition, the GIC Fund may hold short-term, low risk securities where the investment of all fund assets in GICs and/or units of other GIC collective funds is not feasible.

 SBS Trust will serve as the trustee of the GIC Fund. SBS Trust will employ a sub-adviser (the Sub-Adviser) which is independent of SBS and its affiliates to make recommendations on purchases of GICs and/or units of other GIC collective funds. Currently, SBS Trust employs Morley Capital Management (Morley Capital) of Lake Oswego, Oregon as the Sub-Adviser of the GIC Fund. SBS Trust will also employ Boston Company Investors Services Group (ISG), a business group of The Boston Company to provide custody and valuation services and The Shareholder Services Group, Inc. (TSSG), an entity which is indirectly owned by American Express, as transfer agent. Both ISG and TSSG are not affiliated with SBS.
 SBS represents that the GIC Fund will not pay a management or other similar fee to it or SBS Trust. (SBS Trust's fees for general trust services provided to a Section 404(c) Plan is included in such plan's investment advisory or "outside" fee.) A management fee may be paid to Morley Capital or any other Sub-Adviser which is independent of SBS and its affiliates. The GIC Fund will pay ISG, as custodian and provider of fund valuation services, a fee for such services, and TSSG, as transfer agent, a fee of $8.50 to $9.50 per Section 404(c) Plan, plus out-of-pocket expenses. With respect to the fees paid to SBS and its affiliates, the GIC Fund will not differ materially from the Government Money Investments Portfolio in that it will not pay a management or other similar fee to SBS or SBS Trust.
 SBS will describe the GIC Fund, in the prospectus (the Prospectus) and promotional materials it furnishes to Section 404(c) Plan participants who are interested in investing in the GIC Fund. Such disclosures will reflect, in all material respects, the information discussed above.
 Because of the foregoing material changes to the factual representations supporting PTE 92-77, the Department has determined that the prior exemption was no longer effective as of July 31, 1993, the date Shearson Lehman sold the assets described above to SBS. Thus, the Department is of the view that PTE 92-77 would be unavailable for use by SBS and its subsidiaries with respect to the subject transactions.
 Accordingly, the Department has decided to publish a new exemption which, if granted, would replace PTE 92-77. Under the replacement exemption, all references to Shearson Lehman would be replaced with references to SBS. In addition, the replacement exemption would incorporate the new GIC Fund, SBS Trust, ISG and TSSG. Further, the replacement exemption would have an effective date of July 31, 1993 for transactions described in PTE 92-77. With respect to transactions involving the GIC Fund, the replacement exemption would become effective as of the date of the grant of the notices of pendency.

Notice to Interested Persons
 Notice of the proposed exemption will be mailed by first class mail to each Plan which invests in the TRAK Program. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and an explanation of the rights of interested persons to comment on and/or request such a hearing with respect thereto. Such notice will be sent to the above-named parties within 30 days of the publication of the proposed exemption in the Federal Register. Written comments and hearing request are due within 60 days of the publication of the proposed exemption in the Federal Register.

General Information
 The attention of interested persons is directed to the following:
 (1) This fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4973(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the Plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan; and
 (3) The proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the

Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the proposed exemption, if granted, will be applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

Written Comments and Hearing Requests
 All interested persons are invited to submit written comments or requests for a hearing on the proposed replacement exemption to the address above, within the time period set forth above. All comments will be made a part of the record. Comments and requests for a hearing should state the reasons for the writer's interest in the proposed exemption. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department proposes to replace PTE 92-77 as follows:

Section 1. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBS-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.

 (b) The restrictions of action 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The proposed exemption is subject to the following conditions that are set forth in Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBS and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBS and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by SBS and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBS Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBS and its subsidiaries and the compensation paid to such entities.

 (B) Upon written or oral request to SBS, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

 (D) Upon written request of SBS, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBS Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) Copies of PTE 92-77 and documents pertaining to the proposed replacement exemption.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.

 (3) With respect to a section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBS that such fiduciary is (a) independent of SBS and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBS that such fiduciary is (a) independent of SBS and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocation, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBS and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBS and its affiliates; as compared to the average brokerage commission per share paid by the Trust to brokers other than SBS and its affiliates, both expressed as cents per share.

 (m) SBS shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBS and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBS shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this section shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBS or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:

 (a) An "affiliate" of SBS includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBS. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBS and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan.

 (2) A participant in a Keogh Plan.
 (3) An individual covered under a self-directed IRA which invests in Trust shares, or

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

Section IV. Effective Dates

 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective upon its grant with respect to the inclusion of the GIC Fund in the TRAK Program.

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.

 Signed at Washington, D.C. this 23rd day of March, 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-7271 Filed 3-28-94; 8:45 am]

--------------------------------------------------------------------------------
[Prohibited Transaction Exemption 94-50; Application Nos. D-9337 and D-9415]

Smith Barney, Inc. (SBI) Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration.

ACTION: Grant of individual exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains an individual exemption which supersedes PTE 92-77 (57 FR 45833, October 5, 1992)./1/ This exemption permits the replacement of Shearson Lehman with an entity known as "Smith Barney Inc."/2/ It also allows SBI to adopt a daily-traded collective investment fund (the GIC Fund) for Plans investing in the Consulting Group Capital Markets Funds (the Trust). The exemption provides conditional relief that is identical to that provided by PTE 92-77 and it will affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the Trust.

EFFECTIVE DATE: This exemption is effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the exemption is effective March 29, 1994.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On March 29, 1994, the Department of Labor (the Department) published a notice of proposed exemption (the Notice) in the Federal Register (59 FR 14680) that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBI pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978,
section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17,
1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this replacement exemption is being issued solely by the Department.
 The Notice gave interested persons an opportunity to comment on the proposed exemption and to request a public hearing. The only written comments submitted to the Department during the comment period were made by SBI. These comments expressed SBI's substantive concerns about the Notice and offered suggestions for clarifying certain language of the Notice. Discussed below are SBI's comments and the Department's responses thereto. Also discussed is a comment made by the Department.

SBI's Comments
 SBI notes that there is an ambiguity regarding the effective date of the GIC Fund. SBI represents that the Notice provides in the last paragraph under the heading "Supplementary Information," that with respect to transactions involving the GIC Fund, the exemption "would become effective as of the date of the grant of the notice of pendency." However, under the captions EFFECTIVE DATES and DATES, SBI explains that the Notice states that the exemption will be effective "upon its grant," or "as of the date the grant notice is published." Because it was the intention of the parties that the effective date for transactions involving the GIC Fund would be March 29, 1994, the date of publication of the Notice in the Federal Register, SBI requests that the Department make the exemption retroactive to this date for the GIC Fund.
 The Department has considered SBI's comment and has made the requested modification.
 SBI wishes to modify the exemption in order that it may offer the GIC Fund to both fiduciary-directed Plans as well as Plans providing for participant-directed investments (the Section 404(c) Plans). The Department believes this comment has merit and that it would be potentially beneficial to participants and beneficiaries since it provides different types of Plans participating in the TRAK Program with the opportunity to invest in the GIC Fund.
 SBI explains that in the preamble to the Notice there is a statement to the effect that it will "describe the GIC Fund in a prospectus (the Prospectus) and promotional materials that will be furnished to Section 404(c) Plan participants." SBI represents that interests in the GIC Fund are not subject to the registration and Prospectus delivery requirements of the Securities Act of 1933. Also, SBI points out that the conditions of PTE 92-77 require it to deliver copies of the Trust Prospectus only to the Plan administrator and not to the individual participants. Because it has no practical means of delivering Prospectuses or other disclosures to participants, SBI indicates that the responsibility for providing these materials to participants rests with the Plan administrator. In this regard, SBI represents that the disclosure information it will make available to all Plans proposing to invest in the GIC Fund will include copies of the Trust Prospectus and a separate description of the GIC Fund's investment objectives, policies and processes. SBI explains that its description of the GIC Fund will be designed to provide a participant with sufficient information in order that the participant can make an informed investment decision.
 The Department concurs with these comments.
 In addition to principal comments discussed above, SBI has made certain technical clarifications and updates to the Notice in the following areas:

 (1) General.
 a. Redesignations. SBI explains that effective December 31, 1993, Primerica Corporation changed its name to "The Travelers Inc." and that effective May 9, 1994, the "Trust for TRAK Investments" was renamed "Consulting Group Capital Markets Funds." Also effective June 1, 1994, "Smith Barney Shearson Inc." was renamed "Smith Barney Inc."

 (2) Supplementary Information.
 a. Asset Sale Transaction. SBI explains that the transaction by which Smith Barney Harris Upham & Company, Inc. (Smith Barney) acquired Shearson Lehman and its Asset Management Divisions was an asset sale and not a merger. Accordingly, SBI suggests that the fourth sentence of the third
-------
 /1/ PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust for TRAK Investments (which has been redesignated as the "Consulting Group Capital Markets Funds" and is referred to herein as the Trust) by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Personalized Investment Advisory Service (the TRAK Program) which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 /2/ Effective June 1, 1994, Smith Barney Shearson, Inc. (SBS) was renamed "Smith Barney Inc." Hereinafter, SBS is referred to in this grant notice as either "Smith Barney Inc." or "SBI."

paragraph under the heading "Supplementary Information," read as follows: "As a result of the transaction, most of the assets and business of the Shearson divisions were transferred to Smith Barney, which was renamed "Smith Barney Shearson Inc.' "
 b. Fees Paid to Transfer Agent. SBI represents that in the seventh paragraph under the heading "Supplementary Information," the Notice states that The Shareholder Services Group (TSSG), as transfer agent, will charge a fee of $8.50 to $9.50 per plan for its transfer agency services. While these are the current expected fee levels, SBI notes that such fees may increase or decrease in the future. Because TSSG is no longer an affiliate, SBI requests that the paragraph be amended to provide that TSSG as transfer agent will receive a reasonable fee for its services rather than specifying a precise dollar amount.

 (3) General Conditions.
 a. Written Disclosures. Section II(k)(1)(F) of the General Conditions of the Notice states that SBI will provide copies of PTE 92-77 and documents pertaining to the proposed replacement exemption to each Plan participating in the TRAK Program. SBI wishes to clarify that the "documents pertaining to the proposed replacement exemption" refer to copies of the Notice and, when issued, the final exemption.
 The Department concurs with the above supplemental clarifications to the Notice that have been made by SBI and hereby incorporates these changes, as well as the substantive changes also described above, by reference into the Notice and, where applicable, into this final exemption.

Department's Comment
 Section III of the Notice, which is captioned "Definitions," provides several meanings of the term "Independent Plan Fiduciary" in subparagraph (b). For purposes of the exemption, the term "Independent Plan Fiduciary" may include a Plan administrator, a participant in a Keogh Plan, an individual covered under a self-directed IRA or a trustee of a Title I Plan that does not permit participant-directed investments as contemplated under section 404(c) of the Act. However, due to an oversight, the definition does not extend to a participant in a Section 404(c) Plan. Because the TRAK Program is being marketed as an investment alternative to Section 404(c) Plans and the individual participant of such Plan makes the decision on whether to invest therein, the Department has amended the definition of the term "Independent Plan Fiduciary" by providing a new subparagraph (b)(5) which includes a Section 404(c) Plan participant.
 Accordingly, after consideration of the entire exemption record, including the written comments, the Department has determined to grant the replacement exemption as modified herein.

General Information
 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, the Department has found that the exemption is administratively feasible, in the interest of the Plans and their participants and beneficiaries and protective of the rights of participants and beneficiaries of the Plans; and
 (3) The exemption is supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the exemption is applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

Exemption
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department hereby replaces PTE 92-77 as follows:

Section I. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBI-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.
 (b) The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The exemption is subject to the following conditions that are set forth in
Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBI and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBI and its affiliates.
 (i) immediately following the acquisition by a Portfolio of any securities that are issued by SBI and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBI Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.
 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBI and its subsidiaries and the compensation paid to such entities./3/
 (B) Upon written or oral request to SBI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (D) Upon written request of SBI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBI Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) Copies of PTE 92-77 and documents pertaining to the replacement exemption.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBI that such fiduciary is (a) independent of SBI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBI that such fiduciary is
(a) independent of SBI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than SBI and its affiliates, both expressed as cents per share.
 (m) SBI shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBI and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBI shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for
-------
 /3/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan including the fees paid directly to SBI or to other third parties and paid directly through the Trust to SBI.

examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Internal Revenue Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBI or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:
 (a) An "affiliate" of SBI includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBI. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBI and its affiliates and is either
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,
 (2) A participant in a Keogh Plan,
 (3) An individual covered under a self-directed IRA which invests in Trust shares,
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act, or
 (5) A participant in a Section 404(c) Plan.

Section IV. Effective Dates
 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective March 29, 1994 with respect to the inclusion of the GIC Fund in the TRAK Program.
 The availability of this exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.
 Signed at Washington, DC, this 16th day of June 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-15006 Filed 6-20-94; 8:45 am]
BILLING CODE 4510-28-P

Federal Register: November 9, 1998 (Volume 63, Number 216)
Notices
Page 60391-60398
From the Federal Register Online via GPO Access [wais.access.gpo.gov]

--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration [Application No. D-10574]

Notice of Proposed Individual Exemption to Amend Prohibited Transaction Exemption (PTE) 94-50 Involving Salomon Smith, Barney Inc. (Salomon Smith Barney) Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify PTE 94-50.
--------------------------------------------------------------------------------

SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would amend PTE 94-50 (59 FR 32024, June 21, 1994), an exemption granted to Smith Barney, Inc. (Smith Barney), the predecessor of Salomon Smith Barney.
PTE 94-50 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for TRAK Investments (subsequently renamed the Trust for Consulting Group Capital Markets Funds) (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendments will be effective as of November 9, 1998.

DATES: Written comments and requests for a public hearing should be received by the Department on or before December 24, 1998.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210, Attention: Application No. D-10574. The application pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend PTE 94-50. PTE 94-50 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 94-50 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for a self-employed individual (the Keogh Plan). PTE 94-50 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Smith Barney (the Consulting Group), of investment advisory services to independent fiduciaries of participating Plans (the Independent Plan Fiduciaries) that might result in such fiduciary's selection of an investment portfolio (the Portfolio) under the TRAK Program for the investment of Plan assets.\/1/

 [Page 60392]
 Besides the transactions described above, PTE 94-50 permitted Smith Barney to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund Portfolios and to describe the various entities operating the GIC Fund. Further, PTE 94-50 replaced references to Shearson Lehman with references to Smith Barney. PTE 94-50 is effective as of July 31, 1993 for the transactions described in PTE 92-77 and effective as of March 29, 1994 with respect to transactions involving the GIC Fund.
 As of December 31, 1997, the TRAK Program held assets that were in excess of $8.4 billion. Of those assets, approximately $1.7 billion were held in 540, 401(k) Plan accounts and approximately 57,100 employee benefit plan and IRA/Keogh-type accounts. At present, the Trust consists of 13 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.
 Salomon Smith Barney has informed the Department of certain changes, which are discussed below, to the facts underlying PTE 94-50. These modifications include
(1) corporate mergers that have changed the names of the parties described in PTE 94-50 and would permit broader distribution of TRAK-related products, (2) the implementation of a recordkeeping reimbursement offset system (the Recordkeeping Reimbursement Offset Procedure) under the TRAK Program, and (3) the institution of an automated reallocation option (the Automatic Reallocation Option) under the TRAK Program for which Salomon Smith Barney has requested administrative exemptive relief from the Department.
 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the
-------
 /1/ On October 5, 1992, the Department granted PTE 92-77 at 55 FR 45833. PTE 92-77 permitted Shearson Lehman Brothers, Inc. (Shearson Lehman) to make the TRAK Program available to Plans that acquired shares in the Trust. In this regard, PTE 92-77 permitted Plans to purchase or redeem shares in the Trust and allowed the Consulting Group to provide investment advisory services to an Independent Fiduciary of a Plan which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 Subsequent to the granting of PTE 92-77, on July 31, 1993, Smith Barney acquired certain assets of Shearson Lehman associated with its retail business, including the TRAK Program, and applied for and received a new exemption (PTE 94-50) for the ongoing operation of the TRAK Program. Essentially, PTE 94-50 amended and replaced PTE 92-77. However, because of certain material factual changes to the representations supporting PTE 92-77, the Department determined that the exemption was no longer effective for use by Smith Barney and its subsidiaries as of the date of the asset sale.

proposed exemption is being issued solely by the Department.
 1. The Corporate Mergers. Salomon Smith Barney states that in November 1997, a subsidiary of the Travelers Group Inc. (the Travelers Group), the parent of Smith Barney, acquired all of the shares of Salomon Brothers, Inc. (Salomon). Subsequent to the acquisition, Salomon and Smith Barney were operated as separately-registered broker-dealers and as sister corporations with a common parent. On September 1, 1998, Salomon was merged with and into Smith Barney, with Smith Barney remaining as the surviving corporation. As a result of the merger, the corporate name of Smith Barney has been changed to "Salomon Smith Barney Inc."
 Salomon Smith Barney also states that in April 1998, the Travelers Group and Citicorp Inc. (Citicorp) announced a stock merger whereby Citicorp would be merged with and into a subsidiary of the Travelers Group. As a result of the merger, the Travelers Group would become a bank holding company and change its name to "Citigroup Inc." (Citigroup).
 Salomon Smith Barney represents that the purpose of the merger is to create more distribution channels for TRAK products. In this regard, registered broker-dealers associated with Citigroup will be permitted to market the TRAK Program under a different product name. However, Salomon Smith Barney explains that the terms and conditions of PTE 94-50 and this amendment will be complied with by the parties involved.
 The merger, which occurred on October 8, 1998, required that the affected parties obtain approval from the Federal Reserve Board under the Bank Holding Company Act (the BHC Act). Under the BHC Act, the Federal Reserve Board does not authorize bank holding companies, such as Citigroup, to be affiliated with companies that organize, sponsor, control or distribute United States open-end mutual funds. As a bank holding company, Citigroup is required to engage an independent party to provide certain distribution services in connection with the marketing of mutual fund shares) for all United States, publicly-traded mutual funds for which any subsidiary of the Travelers Group/Citigroup acts as a distributor. Salomon Smith Barney notes that although the Funds participating in the TRAK Program will be affected by this change, no Plan will be required to pay distribution fees to the independent distributors.
 On October 15, 1998, Salomon Smith Barney was merged with and into Pendex Real Estate Corp. (Pendex), a shell corporation domiciled in New York. Pendex, the survivor of the merger, was then renamed "Salomon Smith Barney Inc." Upon completion of this merger, Salomon Smith Barney became a New York corporation.
 2. Recordkeeping Reimbursement Offset Procedure. Salomon Smith Barney states that the Board of Trustees (the Board) of the Funds approved, but has not yet implemented, a recordkeeping reimbursement offset procedure under which a Plan participating in the TRAK Program would be permitted to reduce its investment fees and expenses. The reimbursement amount would be paid solely by the Funds as a means of being competitive with other mutual funds offering similar reimbursements to investors.
 In May 1998, the Board approved a recordkeeping reimbursement amount of $12.50 for each investment position held by a participant. (In other words, a participant holding positions in three different Funds would be eligible to receive a total annual reimbursement of $37.50). In addition, the Board resolved that after applying such reimbursement to recordkeeping expenses charged by recordkeepers of the Plans, any excess reimbursement amount would be applied to reduce other fees and expenses/2/ payable by participating Plans, including, but not limited to, the Plan-level investment advisory fee payable to the Consulting Group for asset allocation recommendations (the Outside Fee), after the appropriate offset has been applied (the Net Outside Fee)./3/ If implemented, Salomon Smith Barney explains that the Funds would pay the appropriate reimbursement amount directly to the recordkeeper of the Plan. The affected Plan would then be required to pay only the balance of the fee, which is generally charged on a quarterly basis, after the excess reimbursement amount has been deducted.
The Recordkeeping Reimbursement Offset Procedure would work as follows:
 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or

 [Page 60393]
$500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. In addition, Plan A pays the Consulting Group a total annual net investment advisory fee (i.e., the Net Outside Fee) of $8,500.
 At the end of each calendar quarter, Plan A's recordkeeper will determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3.125 (the annual amount of $12.50 divided by 4) or $937.50. That amount would be credited as follows:

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees...................................... $ 500.00
Quarterly Portion of Other Fees.......................................   300.00
                                                                       --------
Total Quarterly Recordkeeping Fees....................................   800.00
Credit for Reimbursement..............................................  (937.50)
Excess Reimbursement..................................................  (137.50)
                                                                       --------

 Because the reimbursement amount exceeds the recordkeeping fees due for the quarter, the Plan does not owe any recordkeeping fee for that period. Therefore, the recordkeeper will not bill the Plan.

           Application of Excess Reimbursement to the Net Outside Fee

Quarterly Net Outside Fee............................................ $2,125.00
Excess Reimbursement.................................................   (137.50)
                                                                      ---------
  Total..............................................................  1,987.50
                                                                      ---------

 The recordkeeper will advise the Consulting Group that it is entitled to bill the Plan for the $1,987.50 balance of its investment advisory fee (i.e., the Net Outside Fee).
 Upon participation in the TRAK Program, an Independent Plan Fiduciary selects a recordkeeper for the Plan, from a list of recordkeepers which maintain computer links to the Funds under the TRAK Program. Salomon Smith Barney states that of the 23 recordkeepers currently providing services to TRAK Program investors, only one, Smith Barney Plan Services, is an

-------
 /2/ In addition to annual recordkeeping fees (the Annual Fees) payable by a Plan participating in the TRAK Program, it is represented that a Plan might be required to pay recordkeeping fees associated with certain particular services (the Other Fees) such as initial plan set-up and conversion, preparation of annual filings, enrollment, special statement preparation and audit.
 /3/ Salomon Smith Barney is offsetting, quarterly, against the Outside Fee, such amount as is necessary to assure that the Consulting Group retains not more than 20 basis points (as an Inside Fee) from any Portfolio on investment assets attributable to any Plan.

affiliate. Because the reimbursement rate and the timing of the offset of the excess reimbursement amount against fees will be the same regardless of the identity of the recordkeeper and the Independent Plan Fiduciary is responsible for the selection of this particular recordkeeper, Salomon Smith Barney believes its affiliation with Smith Barney Plan Services does not appear to present additional potential abuses under section 406(b)(1) or 406(b)(3) of the Act in its capacity as an investment adviser in recommending investment in the Funds to Independent Plan Fiduciaries.

 Salomon Smith Barney notes that the reasoning in the Frost National Bank Advisory Opinion (ERISA Advisory Opinion 97-15A, May 22, 1997) (the Frost Opinion), is relevant to this situation. Therefore, it has not requested administrative exemptive relief from the Department. Salomon Smith Barney explains that in the Frost Opinion, the bank offered a comprehensive program of administrative and investment services to Plan investors. Under this program, the Department opined that section 406(b)(1) and 406(b)(3) of the Act would not be violated if the bank received payments for services from mutual funds while recommending mutual fund investments to plans provided such payments were fully disclosed and then offset to reduce other plan expenses, with any excess payments made to the plans. Salomon Smith Barney further explains that in the Frost Opinion any benefit from payments made by the mutual funds benefitted the plans and not the bank.

 With respect to the TRAK Program, Salomon Smith Barney represents that the reimbursement rates adopted by the Funds will be fully disclosed to Independent Plan Fiduciaries and the offset of the excess reimbursement amount against a Plan's expenses will be accomplished in a manner to ensure that the Plans obtain the full benefit of the reimbursement to reduce their recordkeeping and other Plan expenses. Salomon Smith Barney submits that the reasoning in the Frost Opinion would apply equally to the proposed reimbursement of expenses under the TRAK Program. Therefore, Salomon Smith Barney does not believe any change in the scope of the exemption is necessary./4/

 3. The Automatic Reallocation Option. Salomon Smith Barney wishes to modify the TRAK Program to institute an automated reallocation feature whereby an Independent Plan Fiduciary could elect to have his or her current asset allocation adjusted automatically whenever the Consulting Group changes the recommended asset allocation model (the Allocation Model) followed by such Plan or participant./5/ Therefore, Salomon Smith Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.
 As noted above, General Condition II(f) of PTE 94-50 provides that any recommendation or evaluation by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such fiduciary. Accordingly, under the current exemption, whenever asset allocation advice is modified by the Consulting Group, Salomon Smith Barney states that its Financial Consultants are required to contact the Independent Plan Fiduciary of each Plan who has chosen the Allocation Model, and obtain such fiduciary's consent to modification of the asset allocation applied to the Plan's account.
 Salomon Smith Barney notes that many TRAK Program investors have expressly indicated that they expect reallocations to take place in the ordinary course of the provision of investment advisory services offered by the Consulting Group. However, these investors do not understand why they need to be contacted in each instance

 [Page 60394]
for this purpose. In addition, Salomon Smith Barney explains that the case-by-case contact and reallocation involves delay in implementing the change at the client's express direction, putting similarly-situated investors into the new Allocation Models at different times.
 To resolve these problems, Salomon Smith Barney proposes to offer TRAK Program investors an Automatic Reallocation Option. Because Salomon Smith Barney recognizes that the Automatic Reallocation Option is outside the scope of PTE 94-50, it requests a modification of the existing terms of PTE 94-50 to the extent necessary to allow it to offer this alternative to investors. If the exemptive relief is granted, Salomon Smith Barney represents that it will fully disclose the nature of the Automatic Reallocation Option to the Independent Plan Fiduciary of each existing client Plan in a written notice (the Announcement) and permit the fiduciary to elect the Automatic Reallocation Option by responding in writing. The Announcement will describe the intended operation of the Automatic Reallocation Option and how future changes to the Allocation Model selected on behalf of the Plan will be implemented. In order to implement the Automatic Reallocation Option for new TRAK Program investors, the Independent Plan Fiduciary will be required to check a box on the form of Investment Advisory contract with Salomon Smith Barney (or on a separate document designed for this purpose for those investors who have already executed such an agreement with Salomon Smith Barney). By checking the box, the Independent Plan Fiduciary will indicate its consent to and authorization of actions to be taken by Salomon Smith Barney to reallocate automatically the asset allocation in the Plan account whenever the Consulting Group modifies the particular asset allocation recommendation which the Plan or participant has chosen. Such election will continue in effect until revoked or terminated by the Plan, in writing.
 In operation, Salomon Smith Barney represents that the Automatic Reallocation Option will work as follows:
 (a) The Consulting Group will release a modified version of the Allocation Model for the Plan account based upon its amended recommendation.

-------
 /4/ In this proposed exemption, the Department expresses no opinion on whether the Frost Opinion is applicable to the recordkeeping reimbursement procedure described above. In this regard, the Department notes that, under the facts presented in the Frost Opinion, Frost would offset the fees received from the mutual funds on a dollar-for-dollar basis against the trustee fees that the plan was otherwise obligated to pay Frost.
-------
 /5/ Salomon Smith Barney notes that the Automatic Reallocation Option is to be distinguished from "rebalancing" which occurs after the passage of time from the original allocation decision and changes a participant's investment mix to bring the actual allocation among investment alternatives back in line with the participant's original allocation choices. For example, Salomon Smith Barney states that a Plan participant receives a written quarterly review that sets forth information concerning the participant's investments and includes a chart comparing the original asset allocation recommendation and the actual percentage distribution of investments held in the portfolio. Salomon Smith Barney explains that under the chart is the following legend:
 TRAK is a non-discretionary investment advisory service. All investment decisions rest with you, the participant. Therefore, you are strongly urged to adhere to the Consulting Group's asset allocation recommendations. Please call your Financial Consultant should a change in allocation be warranted due to a significant difference between the portfolio originally recommended by the Consulting Group and your allocation or due to a change in your objectives.
 Salomon Smith Barney further explains that the Financial Consultant is expected to contact participants at least annually to encourage a comparison of the holdings in the portfolio against the Consulting Group's original recommendation. Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.

 (b) On the day such modification is released, the Consulting Group will adjust the Plan account to fit the new Allocation Model and to reflect current market conditions./6/ Such adjustments will be effected through a series of purchases and redemptions of Portfolio shares to increase or decrease the relative investment in the various Portfolios by the Plan account.
 (c) The reallocation of the Plan account will be effected on the same business day as the release of the new Allocation Model by the Consulting Group, except to the extent market conditions and orderly purchase and redemption procedures may delay such processing. For purposes of calculating the percentage changes in its asset allocation recommendation underlying the Automatic Reallocation Option for a Plan investor's account, the Consulting Group will use the net asset values at the close of business on the preceding trading day. However, the execution of trades to give effect to the changed percentages will occur on the next trading day at the then-current net asset values.
 (d) Participants in the TRAK Program will receive trade confirmations of the reallocation transactions. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper./7/\ For example, if the recordkeeper notifies Section 404(c) Plan participants (i.e., Independent Plan Fiduciaries) in writing after each trade, such participants will be notified of reallocation transactions in this manner. If, however, the recordkeeper notifies Section 404(c) Plan participants of trading activity in a quarterly statement, the reallocation activity would be included there.
 In addition to the trade confirmations which Salomon Smith Barney will provide to all Plan investors except Section 404(c) Plans, disclosure of the reallocation transactions will appear in the next regular client statement. Such transactions will be reflected as a series of purchase and redemption transactions that will shift assets among the Portfolios in accordance with the Allocation Model as modified by the Consulting Group.
 (e) If, however, the reallocation to be made in response to the Consulting Group's recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will not automatically adjust a Plan account. Under such circumstances, Salomon Smith Barney will send out a written notice (the Notice) to the Independent Plan Fiduciary for each affected Plan, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date).
 (f) The Notice will be mailed with the presumption of delivery within three business days to permit timely notification and adequate response time for the Independent Plan Fiduciary. The Notice will instruct the fiduciary that he or she will need to do nothing if such fiduciary decides to have his or her Plan account automatically reallocated on the Effective Date. If, on the other hand, the Independent Plan Fiduciary does not wish to follow the Consulting Group's revised asset allocation recommendation, the Notice will instruct the Independent Plan Fiduciary to inform a Financial Consultant, in writing, at least 30 calendar days prior to the proposed Effective Date that the fiduciary wishes to "opt out" of the new Allocation Model.\/8/
 (g) If the Independent Plan Fiduciary "opts out," his or her Plan account will not be changed on the Effective Date.

 [Page 60395]
Under such circumstances, the Allocation Model will remain at its current level or at such other level as the Independent Plan Fiduciary designates. However, the Automatic Reallocation Option, will remain in effect for future changes in such participant's Allocation Model.
 (h) The Independent Plan Fiduciary will always have the ability to elect, terminate or reinstitute the Automatic Reallocation Option or to otherwise adjust an Allocation Model, in any way, by providing reasonably prompt notice to a Financial Consultant. Upon request by the Independent Plan Fiduciary, the Financial Consultant will send the appropriate form.
 Salomon Smith Barney states that it is not possible to predict the frequency of reallocations because these changes are dictated by the Consulting Group's analysis of market conditions. However, since November 1991, Salomon Smith Barney represents that asset allocation changes of the type that would trigger automatic reallocations have been instituted by the Consulting Group on ten occasions. Eight of these changes were of a magnitude of 10 percentage points or less. The other two changes were 15 percent changes and impacted only approximately one percent and 3 percent, respectively, of the total number of clients participating in the TRAK Program at the time.\/9/
 Salomon Smith Barney also states that the reallocation called for under the Automatic Reallocation Option will be effected by a dollar- for-dollar liquidation and purchase of the required amounts in the respective Plan accounts. Because of the billing of Plan accounts participating in the TRAK Program is leveled with respect to the compensation received by Salomon Smith Barney and by the Financial Consultant involved in an account, Salomon Smith Barney states that the implementation of the Automatic Reallocation Option will be revenue-neutral. In addition, Salomon Smith Barney represents that neither the Plan nor the participants will pay any additional fees for electing to use the Automatic Reallocation Option./10/


-------
 /6/ Salomon Smith Barney notes that there are 12 standard Allocation Models and that two similarly-situated Plan participants who receive the same recommendation from the Consulting Group will receive the same reallocation.
 /7/ Under these circumstances, Salomon Smith Barney will advise the recordkeeper of the proposed reallocation of the account of a Section 404(c) Plan participant as soon as the Consulting Group has determined that a change to an asset allocation recommendation is going to be made. The communication may initially be made orally because the recordkeeper must then promptly modify its system to effect the necessary changes to a participant's account on the effective date of the new recommendation. The oral communication is customarily followed by a full written description of the changes within two business days of the verbal update.
 As noted above, a Section 404(c) Plan participant who has elected the Automatic Reallocation Option would receive a trade confirmation from the recordkeeper of the resulting changes to the positions in his or her account, if that is the notification procedure agreed to for the Plan. Also as noted above, transactions occurring upon automatic reallocation and the underlying recommendation changes will be disclosed in the "Participant Quarterly Review."
-------
 /8/ The Notice will be mailed with the presumption of delivery within three business days so that the 30 day calendar period will not commence until the third business day following the mailing. In addition, the Effective Date of the Automatic Reallocation Option will occur no sooner than the business day following the thirtieth calendar day. To avoid any misunderstandings or miscalculations by the Independent Plan Fiduciary, Salomon Smith Barney represents that it will conspicuously state, in the Notice, the last date for its receipt of the Independent Plan Fiduciary's written response.
-------
 /9/ While there is no minimum percentage threshold that will trigger the Automatic Reallocation Option, other than the historical ranges specified above, Salomon Smith Barney notes that there may be future market circumstances that may justify an asset allocation adjustment of a lesser amount. Because the Consulting Group will only adjust asset allocation recommendations to reflect current market conditions, Salomon Smith Barney anticipates that triggers for the Automatic Reallocation Option will continue to be only market-related. As is currently the situation, Salomon Smith Barney represents that a Plan investor may, at any time and for any reason, contact a Financial Consultant to request a modification of an existing Allocation Model.
 /10/ General Condition II(c) of PTE 94-50 as well as this proposal states that no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust. Since the fees paid to Salomon Smith Barney are based upon net asset values of investments and not transactions, a change of investment allocations and the net purchases and redemptions used to effect such changes do not change the payable fees.

 Thus, on the basis of the foregoing, General Condition II(f) has been revised to read as follows:
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--
 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary, in writing.
 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

Notice to Interested Persons

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary Plan of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) The proposed exemption, if granted, will not extend to transactions prohibited under section 406(b)(3) of the

 [Page 60396]
Act and section 4975(c)(1)(F) of the Code;
 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;
 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and
 (5) This proposed exemption, if granted, is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 92-77, as amended by PTE 94-50 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for self-employed individuals (the Keogh Plan)/11/ in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).
 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.
 This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--
 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section

 [Page 60397]
404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.
 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.
 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

-------
/11/ The employee benefit plan, the IRA and the Keogh Plan are collectively referred to herein as the Plans.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./12/
 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.
 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) A copy of PTE 94-50 as well as the proposed exemption and the final exemption pertaining to the exemptive relief described herein.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations,
Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b)

 [Page 60398]
the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.
 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

-------
 /12/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties and/or indirectly through the Trust to Smith Barney.

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:
 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.
 (b) An "affiliate" of Salomon Smith Barney includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;
 (2) A participant in a Keogh Plan;
 (3) An individual covered under a self-directed IRA which invests in Trust shares;
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or
 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of June 21, 1994 with respect to the transactions described in Section I.A. and B.(1). With respect to Section I.B.(2) and Section II(f)(1)-(4) of the General Conditions, this proposed exemption will be effective November 9, 1998.
 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTEs 92-77 and PTE 94-50, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 4th day of November, 1998.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 98-29964 Filed 11-6-98; 8:45 am]

BILLING CODE 4510-29-P

Federal Register: April 5, 1999 (Volume 64, Number 64)
Notices
Page 16486-16493
From the Federal Register Online via GPO Access [wais.access.gpo.gov] [DOCID:fr05ap99-118]
--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 99-15; Exemption Application No. D-10574]

Grant of Individual Exemption To Amend Prohibited Transaction

Exemption (PTE) 94-50 Involving Salomon Smith Barney Inc.

Salomon Smith Barney Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Grant of individual exemption to modify PTE 94-50.

--------------------------------------------------------------------------------

SUMMARY: This document contains a final exemption before the Department of Labor (the Department) which would amend PTE 94-50 (59 FR 32024, June 21,
1994), an exemption granted to Smith Barney, Inc. (Smith Barney), the predecessor of Salomon Smith Barney. PTE 94-50 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for TRAK Investments (subsequently renamed the Trust for Consulting Group Capital Markets Funds) (the Trust). These transactions are described in a notice of pendency that was published in the Federal Register on November 9, 1998 at 63 FR 60391.

EFFECTIVE DATE: This exemption is effective as of July 31, 1993 with respect to the transactions described in Section I.A. and B.(1). of this grant notice. It is also effective as of March 29, 1994 for transactions involving a daily-traded collective investment fund (the GIC Fund) that was added to the TRAK Program pursuant to PTE 94-50. With respect to Section I.B(2) and Section II(f)(1)-(4) of the General Conditions of this grant notice, which set forth the amendments to PTE 94-50, this exemption is effective as of November 9, 1998.


FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On November 9, 1998, the Department published, at 63 FR 60391, a notice of proposed exemption in the Federal Register that would amend PTE 94-50. PTE 94-50 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 94-50 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account, or a retirement plan for a self-employed individual (collectively, the Plans). PTE 94-50 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and
(F) of the Code, with respect to the provision, by the Consulting Group of Smith Barney (the Consulting Group), of investment advisory services to independent fiduciaries of participating Plans (the Independent Plan Fiduciaries) that might result in such fiduciary's selection of an investment portfolio under the TRAK Program for the investment of Plan assets.

 Besides the transactions described above, PTE 94-50 permitted Smith Barney to add a daily-traded collective investment fund (i.e., the GIC Fund) to the existing Fund Portfolios and to describe the various entities operating the GIC Fund. Further, PTE 94-50 replaced references to Shearson Lehman with references to Smith Barney. PTE 94-50 is effective as of July 31, 1993 for the transactions described in PTE 92- 77 and effective as of March 29, 1994 with respect to transactions involving the GIC Fund.

 Salomon Smith Barney has informed the Department of certain changes to the facts underlying PTE 94-50. These modifications include (1) Corporate mergers that have changed the names of the parties described in PTE 94-50 and would permit broader distribution of TRAK-related products, (2) the implementation of a recordkeeping reimbursement offset system (the Recordkeeping Reimbursement Offset Procedure) under the TRAK Program, and (3) the institution of an automated reallocation option (the Automatic Reallocation Option) under the TRAK Program for which Salomon Smith Barney has requested administrative exemptive relief from the Department. The proposed exemption was requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this exemption is being issued solely by the Department.

 The proposed exemption gave interested persons an opportunity to comment on the notice of pendency and to request a public hearing. During the comment period, the Department received three written comments and no requests for a hearing in response to the notice. Two comments were submitted by Plan participants investing in the TRAK Program. The third comment, which is intended to clarify and

 [[Page 16487]]

modify the proposed exemption, was submitted by Salomon Smith Barney.

 Following is a discussion of the comments received, the responses provided by Salomon Smith Barney, and the Department's determinations regarding the comments.

Participant Comments

 The first commenter objects to the proposed exemption because he is under the impression that the new services that will be
-------
 /1/ On October 5, 1992, the Department granted PTE 92-77 at 55 FR 45833. PTE 92-77 permitted Shearson Lehman Brothers, Inc. (Shearson Lehman) to make the TRAK Program available to Plans that acquired shares in the Trust. In this regard, PTE 92-77 permitted Plans to purchase or redeem shares in the Trust and allowed the Consulting Group to provide investment advisory services to an Independent Fiduciary of a Plan which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
-------
Subsequent to the granting of PTE 92-77, on July 31, 1993, Smith Barney acquired certain assets of Shearson Lehman associated with its retail business, including the TRAK Program, and applied for and received a new exemption (PTE 94-50) for the ongoing operation of the TRAK Program. Essentially, PTE 94-50 amended and replaced PTE 92-77. However, because of certain material factual changes to the representations supporting PTE 92-77, the Department determined that the exemption was no longer effective for use by Smith Barney and its subsidiaries as of the date of the asset sale.

offered to TRAK Program investors by Salomon Smith Barney will result in increased fees paid to consultants and investment advisers by the Funds. The commenter also does not believe that there will be a corresponding increase in the growth of the Funds.

 Salomon Smith Barney represents that although it is not clear which provisions in the proposed exemption have elicted the comment, it points out that the comment relates more or less to the underlying Fund portfolios rather than to the TRAK Program.

 As to the commenter's first area of concern, Salomon Smith Barney explains that the proposed Automatic Reallocation Option is a service that is to be provided at no additional cost to the investor and it does not affect the calculation of the investment advisory fee. In addition, Salomon Smith Barney represents that it does not have a basis to respond to the inclusion of "consultants" in this comment. With respect to the commenter's concern about growth prospects, Salomon Smith Barney states that no investment vehicle can assure investors future performance.

 The second commenter states that while he has no objection to Salomon Smith Barney's implementation of the Automatic Reallocation Option, he would like to see the requirement for clear explanations of the choices and the implications of such choices. The commenter also suggests that Salomon Smith Barney provide a clear path for revocation of the Automatic Reallocation Option, whereby a Plan investor's choice would have to be reaffirmed periodically.

 In response to this comment, Salomon Smith Barney states that the text of the announcement referred to in the preamble (the Preamble) at 60394 provides participants with the same information that the commenter requests. However, as an alternative to the commenter's suggestion of a reaffirmation mechanism, Salomon Smith Barney represents that it will include a footnote in the "Participant Quarterly Review" indicating that the participant is currently using the Automatic Reallocation Option and stating that such participant can cancel this service at any time. Salomon Smith Barney proposes to place the footnote after the legend quoted in Footnote 5 of the Preamble. The additional language would read as follows:

 You have elected to have your TRAK Portfolio automatically reallocated at such time as the Consulting Group recommends a change to the Allocation Model you are following. If, at any time, you choose to discontinue this service, please contact your Financial Consultant for instructions.

 Salomon Smith Barney believes the participant will then be consistently reminded of his or her option to discontinue the Automatic Reallocation Option.

Salomon Smith Barney's Comments

1. Corporate Mergers

 Salomon Smith Barney wishes to clarify that on page 60392 of the Preamble, in the first sentence of the paragraph captioned "Corporate Mergers," the phrase "Salomon Inc., the ultimate parent of" should be inserted after the phrase "acquired all the shares of." Also, in this section, Salomon Smith Barney wishes to modify the first sentence of the third paragraph to clarify that one of the purposes of the merger, rather than the "sole" purpose of the merger, was to create additional distribution channels for the TRAK Program.

 In response to this comment, the Department concurs with the requested modifications and has made the suggested changes.

2. Recordkeeping Reimbursement Offset Procedure

 Salomon Smith Barney has informed the Department that although it has not yet implemented the Recordkeeping Reimbursement Offset Procedure in a manner that will reduce the net outside fee (the Net Outside Fee), at the present time, it has in place a recordkeeping reimbursement program that reduces recordkeeping expenses only, at an annual rate of $8.50 per participant position. Salomon Smith Barney states that this annualized rate has been approved by the Funds' Board of Trustees and that, of the $8.50 amount, $0.50 per participant position represents a sub-transfer agency fee for the costs associated with the application of the reimbursement process (the Processing Fee). Currently, Salomon Smith Barney states that its affiliate, Smith Barney Corporate Trust Company, is retaining this Processing Fee.

 Salomon Smith Barney has provided an example showing the manner in which the recordkeeping reimbursement amount is determined by the Funds at the $8.50 level using some of the numbers set forth in the example given in the Preamble on pages 60392 and 60393. The example assumes that all positions are eligible for reimbursement because positions in the Government Money Investments Portfolio and the Stable Value (GIC) Fund Portfolio are not eligible for recordkeeping reimbursement.

 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or $500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. Assume also that the Plan pays the recordkeeper an annual Processing Fee of $150.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount that would be paid by the Funds. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount to be paid by the Funds would be 300 x $2 (the annual amount of $8 divided by 4) or $600.

 The Processing Fee paid by the Plan to the recordkeeper for the quarter would be 300 x $0.125 (the annual amount of $0.50 divided by 4) or $37.50. This Processing Fee would, in turn, also be credited back to the Plan by the Funds.

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees..................................... $ 500.00
Quarterly Portion of Other Fees/2................................./..   300.00
Processing Fee.......................................................    37.50
                                                                      --------
Total Quarterly Recordkeeping Fees................................... $ 837.50
Credit for Reimbursement............................................. $(600.00)
Credit for Processing Fee............................................ $ (37.50)
                                                                      --------
   Total Reimbursement............................................... $(637.50)
Net Amount of Recordkeeping Fees Payable by the Plan................. $ 200.00
Net Amount of Recordkeeping Fees Payable by the Funds................   637.50
                                                                      --------
   Total Quarterly Recordkeeping Fees................................ $ 837.50

 Since the recordkeeping reimbursement program currently in place applies only to the payment of expenses related to recordkeeping, there would never be an "excess reimbursement" according to Salomon Smith Barney. Therefore, the Total Reimbursement amount would reflect the lesser of the amount calculated as in the example above, or the actual

 [[Page 16488]]

costs billed. If the Total Reimbursement
-------

 /2/ Assumes "Other Fees" are paid by the Plan during the quarter.

calculation had exceeded the Total Quarterly Recordkeeping Fees, Salomon Smith Barney states that the maximum reimbursement amount would be limited to the Total Quarterly Recordkeeping Fees.

 On page 60392 of the Preamble, the second paragraph of the section describing the Recordkeeping Reimbursement Offset Procedure states that in May 1998, the Board of Trustees of the Funds approved a recordkeeping reimbursement amount of $12.50 for each investment position held by a participant. Salomon Smith Barney notes that the recordkeeping reimbursement amount may be changed by the Board of Trustees of the Funds from time to time. Therefore, it requests that the description of the TRAK Program define the reimbursement amount as "such annual dollar amount per eligible position as shall be set by the Board of Trustees of the Funds from time to time." Salomon Smith Barney has also informed the Department that, of the $12.50 annual reimbursement amount approved by the Board of Trustees of the Funds, $0.50 is being retained by Smith Barney Corporate Trust Company as a Processing Fee.

 The Department does not object to making the foregoing clarifications to the description of the Recordkeeping Reimbursement Offset Procedure in the Preamble. However, because Smith Barney Corporate Trust Company is retaining $0.50 per participant position as a Processing Fee, the Department requested that Salomon Smith Barney revise the calculations in the example appearing on pages 60392 and 60393 of the Preamble. In addition to these changes, Salomon Smith Barney suggested that the following disclaimer language preface the example in order to avoid investor confusion:

 Salomon Smith Barney has provided the following numbers solely for ease of calculation and not as typical or representative of the operation of the TRAK product in any particular client circumstance.

 Moreover, Salomon Smith Barney notes that because a Plan participating in the TRAK Program may be required to pay a recordkeeper "Other Fees" in addition to annual recordkeeping fees, both of which may be billed on a quarterly basis, it wishes to clarify that "Other Fees" may arise only at certain times of the year and that it does not wish to imply by the example that "Other Fees" are regularly billed quarterly in all instances.

 In light of these changes, the revised example is set forth as follows:

 Salomon Smith Barney has provided the following numbers solely for ease of calculation and not as typical or representative of the operation of the TRAK product in any particular client circumstance. Therefore, the Recordkeeping Reimbursement Offset Procedure would work as follows:

 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or $500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. Assume also that the Plan pays the recordkeeper an annual Processing Fee of $150.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3 (the annual amount of $12 divided by 4) or $900. In addition, the Processing Fee paid to the recordkeeper for the quarter would be 300 x $0.125 (the annual amount of $0.50 divided by 4) or $37.50.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amounts to be paid by the Funds. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3 (the annual amount of $12 divided by 4) or $900. To this amount would be added the $37.50 Processing Fee paid to the recordkeeper during the quarter. Such amounts would be credited as follows:

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees/3/ ................................. $ 500.00
Quarterly Portion of Other Fees......................................   300.00
Processing Fee.......................................................    37.50
Total Quarterly Recordkeeping Fees................................... $ 837.50
Credit for Reimbursement............................................. $(900.00)
Credit for Processing Fee............................................   (37.50)
                                                                      --------
   Total Reimbursement............................................... $(937.50)
                                                                      --------
Excess Reimbursement................................................. $(100.00)

 Because the Total Reimbursement amount exceeds the Total Quarterly Recordkeeping Fees, the Plan does not owe any recordkeeping fees for that period. Therefore, the recordkeeper would not bill the Plan. Instead, the Funds would pay the recordkeeper the $837.50 amount due.

           Application of Excess Reimbursement to the Net Outside Fee

Quarterly Net Outside Fee............................................ $2,125.00
Excess Reimbursement.................................................   (100.00)
Net Outside Fee Paid by the Plan..................................... $2,025.00
Net Outside Fee Paid by the Funds....................................    100.00
                                                                      ---------
   Total Quarterly Net Outside Fee................................... $2,125.00
                                                                      ---------

 In the program as proposed, the Funds have agreed that any Excess Reimbursement amount remaining after the payment of the Total Quarterly Recordkeeping Fees would be paid by the Funds to reduce the Plan's investment advisory fee obligations. Therefore, the $100 Excess Reimbursement amount would be applied against the Plan's Quarterly Net Outside Fee. Under such circumstances, the recordkeeper would advise the Consulting Group that it is entitled to bill the Plan for the $2,025.00 balance of the Consulting Group's Net Outside Fee. In turn, the Funds would pay the $100 amount attributable to the Excess Reimbursement to the Consulting Group./4/

 Also, on page 60392 of the Preamble, in the second paragraph of the section describing the Recordkeeping Reimbursement Offset Procedure, it states that a participant holding positions in three different Funds would be eligible to receive a total annual reimbursement of $37.50. In light of the change to the allocation of the $12.50 reimbursement amount (i.e., $12.00 per participant position and $0.50 payable to Smith Barney Corporate Trust Company as a Processing Fee), Salomon Smith Barney wishes to clarify that the participant would receive a "total annual offset of $36.00" rather than a "total annual reimbursement of $37.50."

 Finally, on page 60392 of the Preamble, in the last sentence of the second paragraph describing the Recordkeeping Reimbursement Offset Procedure, it states that an affected Plan will be required to pay only the balance of the [Net Outside] fee, which is generally charged on a quarterly
-------
 /3/ Assumes "Other Fees" are paid by the Plan during the quarter.
-------
 /4/ It should be noted that the existence or the amount of the excess will not alter the amount of the recordkeeping or advisory fees. Instead, the reimbursement calculations will determine the proportion of payment by the Funds of the Plan's fee obligations.

basis, after the excess reimbursement amount has been deducted. Salomon Smith Barney wishes to point out that because some recordkeepers choose to bill the initial quarterly installment of the recordkeeping fee in full and then apply the recordkeeping reimbursement amount for each quarter to the next quarter's

 [[Page 16489]]

fees, it suggests that the Department delete the clause stating "and the timing of the offset of the excess reimbursement amount against the fees," appearing on page 60393 of the Preamble in the second sentence of the first full paragraph following the example. The Department concurs with the modifications to the Preamble.

3. Footnote 3

 On page 60392 of the Preamble, Footnote 3 states that Salomon Smith Barney is offsetting, quarterly, against the Outside Fee, such amount as is necessary to assure that the Consulting Group retains not more than 20 basis points (as an Inside Fee) from any Portfolio on investment assets attributable to any Plan. For purposes of clarification, Salomon Smith Barney requests that the Department add the following parenthetical exception at the end of the footnote after the word "Plan":

(except the Government Money Investments Portfolio and the Stable Value (GIC) Fund Portfolio, as to which no investment management fee is retained).

 In response, the Department concurs with this clarification. On page 60393 of the Preamble, the second sentence of the first paragraph following the example states that 23 recordkeepers currently provide services to TRAK Program investors. Salomon Smith Barney explains that since a Plan designates its own recordkeeper, the number "23" is subject to change. Therefore, Salomon Smith Barney suggests the deletion of this number and the Department concurs with this clarification.

4. Investor Contact/Superfluous Language

 On page 60393 of the Preamble, Footnote 5 distinguishes the Automatic Reallocation Option from rebalancing of a participant's account and it instructs a TRAK Program participant to contact his or her Financial Consultant should a change in an investment allocation be warranted. Footnote 5 also states that a Financial Consultant is expected to initiate contact with Plan participants at least annually to encourage a comparison of the holdings in the Plan participant's portfolio against the Consulting Group's recommendation. Salomon Smith Barney wishes to inform the Department that in the case of retirement plans covering multiple participants, this contact typically may take the form of regular written communications between the Financial Consultant and the Plan investor.

 Moreover, the Department has stricken the last two sentences of Footnote 5, which due to a printing error, contain superfluous language also appearing on page 60393 of the Preamble, in the second and third sentences of the first paragraph under the description of the Automatic Reallocation Option.

5. Footnote 6

 On page 60394 of the Preamble, Footnote 6 states, in pertinent part, that there are 12 standard asset allocation models (the Allocation Models). Salomon Smith Barney explains that because it is constantly in the process of refining the basis for its asset allocation advice, the number of standard Allocation Models is expected to change as a result of such product modifications. To avoid an ongoing obligation to alter this number, Salomon Smith Barney suggests that the reference to the number "12" be deleted. Therefore, the Department has modified the Preamble, accordingly.

6. Condition (f)

 On page 60395 of the Preamble and page 60396 of the operative language of the proposed exemption, Section II(f)(3) of the General Conditions contains a notice provision that requires an Independent Plan Fiduciary to give Salomon Smith Barney at least 30 calendar days prior written notice of its intention to "opt out" of a new asset allocation model. Salomon Smith Barney wishes to clarify that an Independent Plan Fiduciary has a period of at least 30 calendar days during which to provide Salomon Smith Barney with written notice. Therefore, Salomon Smith Barney proposes that the notice period be described as "at any time within the period of 30 calendar days" prior to the Effective Date.

 In response to this comment, the Department has made the change suggested by Salomon Smith Barney.

7. Deletion of the Last Sentence of Paragraph (g)

 On pages 60394 and 60395 of the Preamble, paragraph (g) states that if the Independent Plan Fiduciary "opts out," his or her Plan account will not be changed on the Effective Date. Paragraph (g) also states that, under such circumstances, the Allocation Model will remain at its current level or at such other level as the Independent Plan Fiduciary designates. However, the Automatic Reallocation Option will remain in effect for future changes in such participant's Allocation Model.

 Salomon Smith Barney explains that once a participant has opted out of the Automatic Reallocation Option, the participant's account is left at its current "non-conforming" allocation levels and it no longer resembles a Consulting Group Allocation Model. Because the Automatic Reallocation Option, in effect, terminates upon a participant's "opting out," Salomon Smith Barney requests the deletion of the last sentence of paragraph (g).

 In response to this comment, the Department has made the requested deletion to paragraph (g).

8. General Information

 On page 60395 of the proposed exemption, in the section captioned "General Information," paragraph (2) states that the proposed exemption, if granted, will not extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code. The Department wishes to point out that the exemption will extend to transactions that are prohibited under section 406(b) of the Act and section 4975(c)(1)(E) and (F) of the Code and it has modified the final exemption, accordingly.

9. Scope of the Term "Employee Benefit Plans"

 Salomon Smith Barney requests that the exemption cover transactions in the TRAK Program that are entered into not only by qualified plans that meet the requirements of section 401(k) of the Code, but also by any individual account pension plan that may be subject to Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan). To the extent that participants in Section 403(b) Plans invest their contributions in shares of the Funds, Salomon Smith Barney and its affiliates would like to make the TRAK Program available to them.

 The Department concurs with this comment and, on page 60396 of the proposed exemption, it has revised Section I.A. of the operative language by deleting the word "or" preceding the phrase "a retirement plan for self-employed individuals (the Keogh Plan)" and adding the phrase "or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan)." In addition, the Department has revised Footnote 11 of the proposed exemption to include a reference to the term "Section 403(b) Plan" after the term "Keogh Plan." Further, on page 60398 of the proposed exemption, the Department has

 [[Page 16490]]

revised Section III(c)(3) of the Definitions as follows:

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares.

 For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application file (Exemption Application No. D-10574) the Department is maintaining in this case. The complete application file, as well as all supplemental submissions received by the Department are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

 Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 92-77, as amended by PTE 94-50 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 94-50 as follows:

Section I. Covered Transactions

 A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self- employed individuals (the Keogh
Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the
Section 403(b) Plan)/5/ in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be
-------
 /5/ The employee benefit plan, the IRA, the Keogh Plan and the Section 403(b) Plan are collectively referred to herein as the Plans.

automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and

 [[Page 16491]]

redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./6/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of PTE 94-50 as well as the proposed exemption and the final exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such
-------
 /6/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties and/or indirectly through the Trust to Smith Barney.

Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.


 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a

 [[Page 16492]]

Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this exemption,

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (A) a self-directed IRA, or (B) a Section 403(b) Plan which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

Section IV. Effective Dates

 This exemption is effective as of July 31, 1993 with respect to the transactions described in Section I.A. and B.(1). of this grant notice. It is also effective as of March 29, 1994 for transactions involving a daily-traded collective investment fund that was added to the TRAK Program pursuant to PTE 94-50. With respect to Section I.B(2) and Section II(f)(1)-(4) of the General Conditions of this grant notice, which set forth the amendments to PTE 94-50, this exemption is effective as of November 9, 1998.

 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the application change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant the case of continuing transactions, if any of the material facts or representations described in the application change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the proposed exemption and PTEs 92-77 and 94-50 which are cited above.

 [[Page 16493]]

 Signed at Washington, DC, this 30th day of March, 1999.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits
Administration,
Department of Labor.

[FR Doc. 99-8226 Filed 4-2-99; 8:45 am]
BILLING CODE 4510-29-P

                       This page intentionally left blank

For More Information

If you want more information about the Portfolio or the other portfolios that comprise the Trust, the following resources are available upon request.

Annual and Semiannual Reports
Additional information about the Portfolio's investments will be available in the Portfolio's annual and semiannual reports to shareholders. The Portfolio's annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information
The Statement of Additional Information provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

Investment Professional
The investor's Financial Consultant is available to answer questions about the Portfolio or the investor's overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolio by contacting their Financial Consultant, or the Consulting Group at:

  The Consulting Group
  222 Delaware Avenue
  Wilmington, Delaware 19801
  Telephone: 1-212-816-8725

Investors can review the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies for free from the Commission's Internet website at: http://www.sec.gov, or for a duplicating fee by calling or writing to:

  Public Reference Section of the Commission
  Washington, D.C. 20549-6009
  Telephone: 1-800-SEC-0330

If someone makes a statement about the Portfolio that is not in this prospectus, you should not rely upon that information. Neither the Portfolio nor the distributor is offering to sell shares of the Portfolio to any person to whom the Portfolio may not lawfully sell such shares.

Investment Company Act File No. 811-06318


                                                              SalomonSmithBarney
                                                    ----------------------------
                                                    a member of citigroup [LOGO]

Salomon Smith Barney, Inc, is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


(R) 1999 Salomon Smith Barney Inc.    TK__  9/99


PART B

STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS FUNDS
S & P 500 INDEX INVESTMENTS
SEPTEMBER ___, 1999

222 Delaware Avenue ~ Wilmington, Delaware 19801 ~
(212) 816-8725

This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of S & P 500 Index Investments (the "Portfolio"), a separate series of Consulting Group Capital Markets Funds (the "Trust"), dated September ___, 1999, and should be read in conjunction with the Prospectus. The Trust is a series company that consists of the Portfolio and fifteen other portfolios offered in separate prospectuses. The Prospectus for the Portfolio may be obtained by contacting any Financial Consultant of Salomon Smith Barney Inc. ("Salomon Smith Barney"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Trustees and Executive Officers of the Trust
1
Investment Objectives, Management Policies and Risk Factors
of the Portfolio
3
Investment Restrictions
7
Portfolio Transactions
9
Portfolio Turnover
10
Investment Management and Other Services
10
Purchase of Shares
13
Redemption of Shares
13
Redemptions in Kind
14
Net Asset Value
14
Determination of Performance
14
Taxes
16
Distributor
19
Custodian and Transfer Agent
19


Capitalized terms used but not defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

	Walter E. Auch, Trustee (Age 78). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P.; Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; and Banyan Land Fund II. Director or trustee of 2 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.

	Martin Brody, Trustee (Age 77). Private Investor; Director or trustee of 20 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, N.J. 07932.

	H. John Ellis, Trustee (Age 72). Retired. Director or trustee of 2 investment companies associated with Citigroup. His address is 858 East Crystal Downs Drive, Frankfort, Michigan 49635.

	Armon E. Kamesar, Trustee (Age 72). Chairman of the Board of TEC, an international organization of Chief Executive Officers; Trustee, U.S. Bankruptcy Court. Director or trustee of 2 investment companies associated with Citigroup. His address is 7328 Country Club Drive, La Jolla, CA 92037.

	Stephen E. Kaufman, Trustee (Age 67). Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New York 10172.

	*Heath B. McLendon, Trustee and Chairman of the Board (Age 66). Managing Director of Salomon Smith Barney and Chairman of the Board of Salomon Smith Barney Strategy Advisers Inc. and Director and President of SSBC Fund Management Inc. ("SSBC") (formerly known as Mutual Management Corp.) and Travelers Investment Adviser, Inc. ("TIA"); Mr. McLendon serves on the Board of 64 investment companies associated with Citigroup. His address is 388 Greenwich Street, New York, New York 10013.

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 41). Managing Director of Salomon Smith Barney; Direcor and Senior Vice President of SSBC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 59 investment companies associated with Citigroup. His address is 388 Greenwich Street, New York, New York 10013.

	Frank L. Campanale, Investment Officer (Age 46). President and Chief Executive Officer of Salomon Smith Barney's Consulting Group. Prior to 1996, National Sales Director for Consulting Group. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

	LeRoy T. Pease, CFA, Investment Officer (Age 40). First Vice President of Salomon Smith Barney Consulting Group. Prior to 1996, Chief Investment Officer of EMT Group and Manager for Investment Strategy for Bell Atlantic, Philadelphia, Pennsylvania. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

	Christina T. Sydor, Secretary (Age 48). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SSBC and TIA. Ms. Sydor serves as Secretary of 59 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York New York 10013.

Paul Brook, Controller (Age 45). Director of Salomon Smith
Barney; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP; His address is 388 Greenwich Street, New York, New York 10013.

Irving David, Controller (Age 38). Director of Salomon Smith
Barney. Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; Formerly Assistant Treasurer of First
Investment Management Company; His address is 388 Greenwich Street, New York, New York 10013.

	As of September ___, 1999, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

Remuneration. No director, officer or employee of Salomon Smith Barney, SSBC or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Salomon Smith Barney, the Manager, any advisor, SSBC or any of their affiliates a fee of $32,000 per annum plus $1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the fiscal year ended August 31,
1999, such fees and expenses totaled $[          ].

For the fiscal year ended August 31, 1999, the Trustees of the Trust were paid the following compensation:
			Total
		Pension or	Total	Number
	Aggregate		Retirement Benefits	Compensation	of
Funds
	Compensation	Aggregate	Accrued as Expense	From	Served in
	Name	From Portfolio	Compensation	of Trust 	Fund Complex	Complex
Heath B. McLendon*	None	None	None	None	64
Walter Auch	None		None	$ [           ]	2
Martin Brody	None		None	[           ]	20
H. John Ellis	None		None		2

Armon E. Kamesar	None	 	None	[           ]	2
Stephen E. Kaufman	None	 	None	[           ]	13

* Designates "interested trustee".


INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

The Portfolio is a diversified, open-end management investment company. The Prospectus discusses the investment objectives of the Portfolio, a separate series of the Trust and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and strategies the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the S&P 500 Index. The fund intends to invest in substantially all of the stocks that comprise the S&P 500 Index. The fund operates as a "pure" index fund and will not be actively managed; as such, adverse performance of a security will ordinarily not result in the elimination of the security from the fund's portfolio. The fund will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 Index as possible, given the amount of assets in the fund at that time.


Foreign Securities. The fund may purchase common stocks of foreign corporations represented in the S&P 500 Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States). The fund's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designated for use in the U.S. Securities markets.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the United Stated and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Futures Contracts and Related Options. The Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts. These contracts will be used for the following reasons: to simulate full investment in the S & P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S & P 500 Index. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Portfolio intends to purchase. The Portfolio will not use futures for speculative purposes.

The Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

The Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to the Subadviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

The Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and the Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Portfolio.

Options on Securities Indices. The Portfolio may purchase put and call options on the S & P 500 Index. The Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased. The Portfolio will not use options for speculative purposes. The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written.

Transactions by the Portfolio in options on securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Money Market Instruments. The fund may invest up to 10% of its assets in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. The Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the board of trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's Subadviser, acting under the supervision of the board of trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 15% of the Portfolio's total assets. In entering into a repurchase agreement, the Portfolio bears a risk of loss if the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio, may lend portfolio securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to Salomon Smith Barney unless the Portfolio has applied for and received specific authority to do so from the SEC. The Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." The Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

Temporary Investments. For temporary defensive purposes, during periods when the Subadvisor of the Portfolio, in consultation with the Manager, believes that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. The Portfolio's U.S. dollar-denominated temporary investments are managed by SSBC. The Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. The Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

Department of Labor ("DOL") Order of Exemption. The Trust may offer shares of its portfolios to certain employee benefit plans, individual retirement accounts ("IRAs"), or retirement plans for a self-employed individual ("Keogh Plans"). Because the Trust may offer shares of its portfolios to these plans, it is subject to regulation by the DOL and the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Trust has received an Order of Exemption from the DOL exempting it from certain provisions of ERISA. However, certain limitations remain, including a limitation on investments in the securities of affiliates of Salomon Smith Barney. Pursuant to the Order, the Portfolio must limit its investments in the securities of affiliates of Salomon Smith Barney, including Citigroup, Inc., to one percent of the Portfolio's net assets. Since the Portfolio will be managed to comply with this limitation, this may result in differences in performance between the Portfolio and other funds that fully replicate the S & P 500 Index.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Portfolio. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 8 through 11 may be changed by a vote of a majority of the Board of Trustees at any time.

Under the investment restrictions adopted by the Portfolio:

	1.	The Portfolio will not deviate from the definition of a
"diversified company" as defined in the 1940 Act and rules thereunder.

	2.	The Portfolio will not invest more than 25% of its total
assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3.	Issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	4.	The Portfolio will not borrow money, except that (a) the
Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

	5.	The Portfolio will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies
(including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

	6.	The Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of Portfolio securities.

	7.	The Portfolio will not purchase or sell real estate, real
estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

	8.	The Portfolio will not purchase any securities on margin
(except for such short-term credits as are necessary for the clearance of purchases and sales of Portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	9.	The Portfolio will not invest in oil, gas or other mineral
leases or exploration or development programs.

	10.	The Portfolio will not make short sales of securities,
unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

11. The Portfolio will not make investments for the purpose of exercising control of management.

	12.	Purchase or otherwise acquire any security if, as a result,
more than 15% of its net assets would be invested in securities that are illiquid.

The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.


PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Portfolio are made by the Subadvisor, subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolio are made independently from those of the other accounts managed by the Subadvisor, investments of the type that the Portfolio may make also may be made by those other accounts. When the Portfolio and one or more other accounts managed by the Subadvisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadvisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of the Portfolio, its Subadvisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement between the Trust and the Subadvisor authorizes the Subadvisor, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934) provided to the Portfolio and/or other accounts over which the Subadvisor or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreement, respectively, are not reduced by reason of the Portfolio's Subadvisor receiving brokerage and research services. The Board of Trustees of the Trust will periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by the Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for the Portfolio may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of the Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

The Portfolio will not purchase any security, including U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

The Portfolio may use Salomon Smith Barney and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. Salomon Smith Barney has agreed to charge the Portfolio commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolio, the turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one-half of the Portfolio's securities were sold within one year. Ordinarily, securities will be sold from the Portfolio only to reflect certain administrative changes in the S&P 500 Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to the index.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Subadvisors; Administrator. The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). The Subadvisor serves as investment advisor to the Portfolio pursuant to a separate written agreement with the Portfolio ("Advisory Agreement"), SSBC serves as administrator to the Portfolio pursuant to a written agreement ("Administration Agreement").

The Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisors, and SSBC. Included among the Portfolio's expenses are costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. As administrator, SSBC generally oversees all aspects of the Trust's administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. The Portfolio pays SSBC a fee for these services that is computed daily and paid monthly at the annual rate of 0.10% of the value of the Portfolio's average daily net assets.

SSBC was incorporated on March 12, 1968 under the laws of Delaware and is a registered investment adviser. SSBC renders investment advice to investment companies that had aggregate assets under management as of August 31, 1999 in excess of [$_____ ] billion. The Consulting Group, a division of SSBC, has extensive experience in providing investment advisor selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. They screen more than 3,000 registered investment advisory firms and track the performance of more than 700 firms on the Manager's comprehensive database. In addition, the Manager conducts over 300 on-sight evaluations of advisors annually. As of August 31, 1999, the Consulting Group provided services with respect to over $[
] billion in client assets representing more than [     ] separate
accounts under a variety of programs designed for individual and institutional investors.

The Manager and the Subadvisor pay the salaries of all officers and employees who are employed by it and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Subadvisor bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreement, and the Administration Agreement.

As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, the Subadvisor manages the securities held by the Portfolio in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

Subject to the supervision and direction of the Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Subadvisors for the Portfolio and thereafter monitoring the Subadvisor's performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Subadvisors. In evaluating prospective Subadvisors, the Manager considers, among other factors, each Subadvisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel, facilities, financial strength and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to the Subadvisor and ultimately recommending to the Board of Trustees whether the Subadvisor's contract should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Subadvisor, custodian, transfer agent or administrator.

Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Subadvisors. However, the Manager's decisions, including the identity of the Subadvisor and the specific amount of the Manager's compensation to be paid to the Subadvisor and the specific amount of the Manager's compensation to be paid to the Subadvisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the manager or any of its affiliates.

Investors should also be aware that through Smith Barney Advisory Services, the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Subadvisor and receives a fee from each Portfolio of the Trust. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific portfolios of the trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Subadvisors. The Exemption is based on among other things: (1) the Manager will select, monitor, evaluate and allocate assets to, the Subadvisors and ensure that the Subadvisors comply with a Portfolio's investment objective, policies and restrictions; (2) shares of a Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Subadvisor and its investment advisory contract within 90 days of the engagement of new Subadvisor; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, currently serves as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

Organization of the Trust.   The Trust has been organized as an
unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PNC Bank, N.A., the Trust's custodian, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreement, in which case shareholders vote by Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PURCHASE OF SHARES

Purchases of shares of the Portfolio through an Advisory Service must be made through a brokerage account maintained with Salomon Smith Barney. Payment for Portfolio shares must be made by check directly to Salomon Smith Barney or to a broker that clears securities transactions through Salomon Smith Barney. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

Shares of the Portfolio are available exclusively to participants in Advisory Services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust's Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

The TRAK(r) Personalized Investment Advisory Service ("TRAK") sponsored by Salomon Smith Barney is one such advisory service. Under the TRAK program the Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisors other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of the Portfolio is included in the Prospectus. The right of redemption of shares of the Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable or
(iii) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.


REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

The Portfolio's net asset value per share is calculated by SSBC on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by the Portfolio may nevertheless be actively traded and the value of the Portfolio's shares could be significantly affected.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Portfolio's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's board of trustees. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the Portfolio's Board of Trustees.

DETERMINATION OF PERFORMANCE

Average Annual Total Return

From time to time, the Trust may advertise the Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum Salomon Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

In reports or other communications to shareholders or in advertising material, the Portfolio may quote total return figures that do not reflect Salomon Smith Barney Advisory Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. The performance information also may include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

The Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

P(1+T)n = ERV

Where:
	P=	a hypothetical initial payment of $1,000
T=	average annual total return, including the effect of
the maximum annual fee for participation in TRAK.
	n=	number of years
ERV=	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period
(or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. Consequently, the given performance quotations should not be considered as representative of the Portfolio's performance for any specified period in the future.

A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper
Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index and other industry publications.


TAXES

The following is a summary of certain federal income tax considerations that may affect the Portfolio and its shareholders. In addition to the considerations described below, there may be other federal, state, local or foreign tax applications to consider. The summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Portfolio intends to qualify in each year as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. Provided that the Portfolio (i) is a regulated investment company and (ii) distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, any excess of its net short-term capital gain over its net long-term capital loss) for a taxable year and 90% of its tax exempt interest income (reduced by certain expenses for that year), it will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders in compliance with the Code's timing and other requirements.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions would otherwise (at least in part) be treated as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Portfolio may make an additional distribution shortly before or shortly after December 31 in each year of any undistributed ordinary income or capital gains. The Portfolio generally will seek to pay any additional dividends and distributions necessary to avoid the application of this tax.

The Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-term), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Portfolio to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes that are referred to above. The Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

As a general rule, the Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

Dividends or other income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such taxes on their own tax returns.

The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to passive foreign investment companies or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.


Dividends and Distributions

For federal income tax purposes, dividends declared by the Portfolio in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be taxable to shareholders as if they were paid on December 31 of the year in which they are declared rather than in the year in which shareholders actually receive the dividends.

As a general rule, a shareholder's gain or loss on a redemption or other disposition of Portfolio shares that is treated as a sale under the Code will be a long-term capital gain or loss if the shareholder has held his or her Portfolio shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Portfolio shares for one year or less.

The Portfolio may realize net long-term capital gains. Distributions of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividends" if any) will be taxable to shareholders as long-term capital gains, regardless of whether received in cash or reinvested in additional shares and how long a shareholder has held Portfolio shares. If a shareholder receives a capital gain dividend with respect to any share and redeems, sells or otherwise disposes of the share before it has been held for more than six months, then any loss, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Additionally, any loss realized on a redemption, exchange or other disposition of Portfolio shares generally will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.

Dividends paid from net investment income and distributions of any excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Portfolio shares and whether such dividends and distributions are received in cash or reinvested in additional Portfolio shares. Dividends paid by the Portfolio that are declared from net investment income and are attributable to qualifying dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of the Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government obligations.

If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of the Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

The foregoing is only a summary of certain tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

CFBDS, Inc., 21 Milk Street, 5th Floor, Boston, MA 02109 serves as the Portfolio's distributor on a best efforts basis pursuant to a written agreement, which was approved by the Trustees of the Trust.

CUSTODIANS AND TRANSFER AGENT

PNC Bank National Association ("PNC") and The Chase Manhattan Bank ("Chase") serve as the custodians for the Trust. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Under their custody agreements with the Trust, PNC and Chase are authorized to establish separate accounts for foreign securities owned by the Portfolio to be held with foreign branches of U.S. banks as well as certain foreign banks and securities depositories as sub-custodians of assets owned by the Portfolio. For its custody services, PNC and Chase receive monthly fees charged to the Portfolio based upon the month-end, aggregate net asset value of the Portfolio plus certain charges for securities transactions. PNC and Chase are also reimbursed by the Portfolio for out-of-pocket expenses including the costs of any foreign and domestic sub-custodians.

First Data Investors Services Group Inc., ("First Data"), a subsidiary of First Data Corporation, serves as the Trust's transfer agent. For its services as transfer agent, First Data receives fees charged to the Portfolio at an annual rate based upon the number of shareholder accounts maintained during the year. First Data is also reimbursed by the Portfolio for out-of-pocket expenses.






"S&P 500(r)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by SSBC Fund Management Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SSBC Fund Management Inc. is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to SSBC Fund Management Inc. or the Portfolio. S&P has no obligation to take the needs of SSBC Fund Management Inc. or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio's shares or the timing of the issuance or sale of the Portfolio's shares or in the determination or calculation of the equation by which Portfolio shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Portfolio shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY,
EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE PORTFOLIO, OWNERS
OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


1

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g:\fundacctg\legal\funds\trak\1999\secdocs\sais&p500


PART C

Item 23.	Exhibits

(a)(1)	Master Trust Agreement is incorporated by reference to
Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on May
24, 1991 (the "Registration Statement").

(a)(2)	Amendment No. 1 to Master Trust Agreement is
incorporated by reference to the Registration Statement.

(a)(3)	Amendment No. 2 to Master Trust Agreement is
incorporated by reference to Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-1A as filed with the Commission on July 22, 1991 ("Pre-Effective
Amendment No. 1").

(a)(4)	Amendment No. 3 to Master Trust Agreement is
incorporated by reference to Post-Effective Amendment
No. 6 ("Post-Effective Amendment No. 6") to the Registration
Statement on Form N-1A filed on March 18, 1994.

(b)(1)	By-Laws are incorporated by reference to the
Registration Statement.

(b)(2)	Amended and Restated By-Laws are incorporated by
reference to Pre-Effective Amendment No. 1.

(c)	Not Applicable.

(d)(1)	Investment Management Agreement dated July 30, 1993
between the Registrant and The Consulting Group, a division of Smith, Barney Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 3 ("Post-Effective Amendment No. 3") to the
Registration Statement on Form N-1A filed with the Commission on October 29, 1993.

(d)(2)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Smith Affiliated Capital Corp. relating to Registrant's Municipal Bond Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(3)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Atlantic Portfolio Analytics & Management, Inc. relating to Registrant's Mortgage Backed Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(4)	Investment Advisory Agreement dated January 4, 1999
between Mutual Management Corp. and Seix Investment Advisors Inc.
relating to Registrant's Balanced Investments Portfolio will be filed by amendment.

(d)(4)	Investment Advisory Agreement dated January 4, 1999
between Mutual Management Corp. and Laurel Capital Advisors, LLP relating to Registrant's Balanced Investments Portfolio will be filed by amendment.

(d)(6)	Investment Advisory Agreement dated April 1, 1998
between Smith, Barney Advisers, Inc. and Standish, Ayer & Wood, Inc. relating to Registrant's Intermediate Fixed Income Investments Portfolio is to be filed by amendment.

(d)(7)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Julius Baer Investment Management Inc. relating to Registrant's International Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(8)	Investment Advisory Agreement dated April 1, 1998
between Mutual Management Corp. and NFJ Investment Group Inc. relating to Registrant's Small Capitalization Value Equity Investments
Portfolio is to be filed by amendment.

(d)(9) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. (Formerly Smith Barney Mutual Funds
Management Inc.) and The Boston Company
Asset Management LLC relating to Registrant's Large Capitalization Value Equity Investments Portfolio is to be filed by amendment.

(d)(10)	Investment Advisory Agreement dated March 10, 1995
between Smith Barney Mutual Funds Management Inc. and Parametric Portfolio Associates, Inc. relating to Registrant's Large Capitalization Value Equity Investments Portfolio is to be filed by amendment.

(d)(11)	Investment Advisory Agreement
dated January 11, 1999 between Mutual Management Corp. and Provident Investment Counsel relating to Registrant's Large Capitalization Growth Investments Portfolio is to be filed by amendment.

(d)(12)	Investment Advisory Agreement dated October 1, 1998
between Mutual Management Corp. and Standish, Ayer & Wood, Inc.
relating to Registrant's Government Money Investments Portfolio is to be filed by amendment.

(d)(13)	Investment Advisory Agreement dated October 1, 1998
between Mutual Management Corp. and Oechsle International Advisors
L.P. relating to Registrant's International Equity Investments Portfolio is To be filed by amendment.

(d)(14)	Investment Advisory Agreement dated March 3, 1994
between Smith, Barney Advisers, Inc. and John Govett & Company, Ltd. relating to Registrant's Emerging Markets Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

(d)(15)	  Administration Agreement dated June 2, 1994 between the
Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 16

(d)(16) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and National Asset Management Corporation relating to Long-Term Bonds Investments is to be filed by amendment.

(d)(17) Investment Advisory Agreement dated June, 1997 between Smith Barney Mutual Funds Management Inc. and Wall Street Associates relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed.

(d)(18) Investment Advisory Agreement dated November 18 1997 between Smith Barney Mutual Funds Management Inc. and Westpeak Investment Advisors, LP relating to Small Capitalization Growth Investments is Incorporated by reference to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-1A filed.

(d)(19) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Value Equity Investments is to be filed by amendment.

(d)(20) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Growth Investments is to be filed by amendment.

(d)(21) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Growth Investments is to be filed by amendment.

(d)(22) Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Value Equity Investments is to be filed by amendment.

(d)(23) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and David L. Babson & Co. Inc. relating to Small
Capitalization Value Equity Investments is to be filed by amendment.

(d)(24) Investment Advisory Agreement dated June 15, 1998 between Mutual Management Corp. and Alliance Capital Management L.P. relating to Large Capitalization Value Equity Investments is to be filed by amendment.

(d)(25) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and State Street Global Advisors relating to International Equity Investments is to be filed by amendment.

(d)(25) Investment Advisory Agreement dated July 15, 1998 between Mutual Management Corp. and State Street Global Advisors relating to Emerging Markets Equity Investments is to be filed by amendment.

(d)(26) Investment Advisory Agreement dated August 3, 1998 between Mutual Management Corp. and Baring Asset Management, Inc. relating to Emerging Markets Equity Investments is to be filed by amendment.

(d)(27)	Investment Advisory Agreement dated April , 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.)
and  Pegasus Investments, Inc.
relating to Registrant's Multi-Strategy Market Neutral Investments will be filed by amendment.

(d)(28)	Investment Advisory Agreement dated April , 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.)
and  State Street Global Advisors
relating to Registrant's Multi-Strategy Market Neutral Investments will be filed by amendment.

(d)(29)	Investment Advisory Agreement dated April , 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.)
and  Calamos Asset Management
relating to Registrant's Multi-Strategy Market Neutral Investments will be filed by amendment.

(d)(30)	Investment Advisory Agreement dated September , 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Standish, Ayer & Wood, Inc.
relating to Registrant's Multi-Sector Fixed Income Investments is to be filed by amendment.

(d)(31)	Investment Advisory Agreement dated September , 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and National Asset Management Corp.
relating to Registrant's Multi-Sector Fixed Income Investments is to be filed by amendment.

(d)(32)	Investment Advisory Agreement dated September , 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Atlantic Portfolio Analytics and Management Inc.
relating to Registrant's Multi-Sector Fixed Income Investments is to be filed by amendment.

(d)(33)	Investment Advisory Agreement dated September , 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Alliance Capital Management, L.P.
relating to Registrant's Multi-Sector Fixed Income Investments is to be filed by amendment.

(d)(34)	Investment Advisory Agreement dated September , 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Barclays Global Fund Advisors relating to Registrant's S & P 500 Index Investments is to be filed by amendment.

(d)(35)	Investment Advisory Agreement dated March 31, 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Chartwell Investment Partners relating to Registrant's Large Capitalization Value Equity Investments Portfolio is to be filed by amendment.

(d)(36)   Investment Advisory Agreement dated March 31, 1999 between
SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Kern capital Management LLC relating to Small Capitalization Growth Investments is to be filed by amendment.

(d)(37) Investment Advisory Agreement dated March 31, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Marvin & Palmer Associates relating to International Equity Investments is to be filed by amendment.

(d)(38)	Investment Advisory Agreement dated March 31, 1999
between SSBC Fund Management Inc. and Pacific Investment Management Co. relating to Registrant's Intermediate Fixed Income Investments Portfolio is to be filed by amendment.

(e)(1)	Distribution Agreement dated July 30, 1993 between the
Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 3.

(e)(2) Form of Distribution Agreement between the Registrant and CFBDS Inc. is incorpotated by reference to Post-Effective Amendment No.23.

(f)	Not Applicable.

(g)(1) Custody Agreements between the Registrant and PNC
Bank and Morgan Guaranty and Trust Company dated March
3, 1995 and August 24, 1995, respectively, are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A as filed on November 2, 1995.

(g) (2) Custody Agreement between the Registrant and Chase Manhattan Bank dated December 6, 1996 is to be filed by amendment.

(h)	Transfer Agency and Registrar Agreement between the
Registrant and The Shareholder Services Group, Inc., dated September 26, 1993, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, as filed on December 30, 1993.

(i)	Opinion of Willkie Farr & Gallagher, including Consent,
is incorporated by reference to Post-Effective Amendment
No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

(j)	   Auditors' Consent is to be filed by amendment.

(k)	Not Applicable.

(l)	Purchase Agreement between the Registrant and Shearson
Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.


Item 24.	Persons Controlled by or Under Common Control with
Registrant

None.

Item 25.	Indemnification

	Incorporated by reference to Pre-Effective Amendment
No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 26(a)	Business and Other Connections of Investment
Advisors

	Investment Manager - The Consulting Group

	The Consulting Group and its predecessor have been in the investment counseling business since 1973. The Consulting Group is a division of SSBC Fund Management Inc. ("SSBC") (formerly Mutual Management Corp.), which was incorporated in 1968 under the laws of the State of Delaware. SSBC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is in turn a wholly owned subsidiary of Citigroup Inc.

	The list required by this Item 26 of officers and directors of SSBC and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by SSBC on behalf of the Consulting Group pursuant to the Advisers
Act (SEC File No. 801-8314).

Item 26.(b)	Business and Other Connections of Advisors

	Advisors - Standish, Ayer & Wood, Inc.

	Standish, Ayer & Wood, Inc. ("SAW") serves as investment advisor to Intermediate Fixed Income Investments and Government Money Investments. SAW is registered as a commodity trading adviser with the
National Futures Association. SAW has been registered as an investment advisor under the Advisers Act since 1940. SAW provides investment advisory services to individuals and institutions. SAW's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

	The list required by this Item 26 of officers and directors of SAW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SAW pursuant to the Advisers Act (SEC File No. 801-584).

 	Advisors - National Asset Management, Inc.

	National Asset Management , Inc. ("National Asset") serves as investment advisor to Long-Term Bond Investments. National Asset has been registered as an investment advisor under the Advisers Act since 1979 and provides investment advisory services to individuals and institutions. National Asset principal executive offices are located at 101 South Fifth Street, 6th Floor, Louisville, KY 40202.

	The list required by this Item 26 of officers and directors of National Asset together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors is incorporated by reference to Schedules A and D of Form ADV filed by National Asset.

	Advisors - Smith Affiliated Capital Corp.

	Smith Affiliated Capital Corp. ("SACC") serves as investment advisor to Municipal Bond Investments. SACC has been registered as an investment advisor under the Advisers Act since 1982. SACC provides investment advisory services to individuals and institutions, and is a general partner of, and investment advisor to, a limited partnership primarily investment in municipal bonds. SAW's principal executive offices are located at 880 Third Avenue, New York, New York 10022.

	The list required by this Item 26 of officers and directors of SACC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SACC pursuant to the Advisers Act (SEC File No. 801-17037).

	Advisors - Atlantic Portfolio Analytics & Management,
Inc.

	Atlantic Portfolio Analytics & Management, Inc.
("APAM") serves as investment advisor to Mortgage Backed Investments. APAM has been registered as an investment advisor under the Advisers Act since 1984. APAM serves as an investment advisor to institutions.
APAM's principal executive offices are located at 201 East Pine Street, Suite 600, Orlando, Florida 32801.

	The list required by this Item 26 of officers and directors of APAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by APAM pursuant to the Advisers Act (SEC File No. 801-24775).


	   Advisors - The Boston Company Asset Management, Inc.

	The Boston Company Asset Management, Inc. ("TBCAM") serves as co-investment advisor to Large Capitalization Value Equity Investments. TBCAM has been registered as an investment advisor under the Advisers Act since 1970. TBCAM's principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

	The list required by this Item 26 of officers and directors of TBCAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TBCAM pursuant to the Advisers Act (SEC File No. ________).

	Advisors - Parametric Portfolio Associates, Inc.

	Parametric Portfolio Associates, Inc. ("PPA") serves as co-investment advisor to Large Capitalization Value Equity Investments. PPA has been registered as an investment advisor under the Advisers Act since 1987. PPA provides investment advisory services to a number of individual and institutional clients. PPA's principal executive offices are located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090.

	The list required by this Item 26 of officers and directors of PPA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PPA pursuant to the Advisers Act (SEC File No. 801-29855).

	Advisors - Provident Investment Counsel, Inc.

	Provident Investment Counsel, Inc. ("PIC") serves as investment advisor to Large Capitalization Growth Investments. PIC has been registered as an investment advisor under the Advisers Act since 1951. PIC provides investment advisory services to individual and institutional clients. PIC's principal executive offices are located at 300 North Lake Avenue, Pasadena, California 91101.

	The list required by this Item 26 of officers and directors of PIC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIC pursuant to the Advisers Act (SEC File No. 801-11303).


	Advisors - NFJ Investment Group, Inc.

	NFJ Investment Group, Inc. ("NFJ") serves as co-investment advisor to Small Capitalization Value Equity Investments.
NFJ has been registered as an investment advisor under the Advisors
Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ's principal executive offices are located at 2121 San Jacinto Street, Suite 1440, Dallas, Texas 75201.

	The list required by this Item 26 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-42814).


	Advisors - Wall Street Associates

	Wall Street Associates ("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA's principal executive offices are located at 1200 Prospect Street, Suite 100, LaJolla, CA 92037.

	The list required by this Item 26 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No.801-30019).


	Advisors - Westpeak Investment Advisors, LP

	Westpeak Investment Advisors, LP("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. Westpeak has been registered as an investment advisor under the Advisers Act since 1991. Westpeak is the investment adviser of various institutional clients. Westpeak's principal executive offices are located at 1011 Walnut Street, Suite 400, Boulder, CO 80302.

	The list required by this Item 26 of officers and directors of Westpeak, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westpeak pursuant to the Advisers Act (SEC File No.801-39554).

	Advisors - Oechsle International Advisors, L.P.

	Oechsle International Advisors, L.P. ("OIA") serves as investment advisor to International Equity Investments. OIA has been registered as an investment advisor under the Advisers Act since 1986. OIA provides investment advisory services to a number of individual and institutional clients. OIA's principal executive offices are located at One International Place, Boston, Massachusetts 02110.

	The list required by this Item 26 of officers and directors of OIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by OIA pursuant to the Advisers Act (SEC File No. 801-28111).

	Advisors - Julius Baer Investment Management Inc.

	Julius Baer Investment Management Inc. ("JBIM") serves as investment advisor to International Fixed Income Investments. JBIM has been registered as an investment advisor under the Advisers Act since 1984. Directly and through Julius Baer Securities Inc., JBIM provides investment advisory services to a wide variety of individual and institutional clients, including registered investment companies. JBIM's principal executive offices are located at 330 Madison Avenue, New
York, New York 10017.

	The list required by this Item 26 of officers and directors of JBIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by JBIM pursuant to the Advisers Act (SEC File No. 801-18766).

	Advisors - AIB Govett Asset Management Ltd.

	AIB Govett Asset Management Ltd. ("Govett") will serve as investment advisor to Emerging Markets Equity Investments. Govett has been registered as an investment advisor under the Advisers Act since 1972. Govett is the investment adviser of various institutional clients.
Govett's
principal executive offices are located at Shackleton House, 4
Battlebridge Lane, London, SE1-2HR.

	The list required by this Item 26 of officers and directors of Govett, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Govett pursuant to the Advisers Act (SEC File No.801-34730).

	Advisors - Alliance Capital Management L.P.

	Alliance Capital Management L.P. ("Alliance") will serve as investment advisor to High Yield Investments. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance is the investment adviser of various institutional and individual clients. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York .

	The list required by this Item 26 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No.801-32361).

	Advisors - David L. Babson & Co., Inc.

	David L. Babson & Co. Inc. ("Babson") will serve as an investment advisor to Small Capitalization Value Equity Investments. Babson has been registered as an investment advisor under the Advisers Act since 1940. Babson is the investment adviser of various institutional and individual clients. Babson's principal executive offices are located at One Memorial Drive, Cambridge, MA,02142-1300.

	The list required by this Item 26 of officers and directors of Babson, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Babson pursuant to the Advisers Act (SEC File No.801-241).



Item 27.	Principal Underwriters

(a) CFBDS, Inc. the Registrant's Distributor, is also the distributor for
CitiFundsSM International Growth & Income Portfolio,
CitiFundsSM International Equity Portfolio, CitiFundsSM Large Cap
Growth
Portfolio, CitiFundsSM Intermediate Income Portfolio,
CitiFundsSM Short-Term U.S. Government Income Portfolio,
CitiFundsSM Emerging Asian Markets Equity Portfolio,
CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Cash Reserves, CitiFundsSM Premium U.S. Treasury Reserves,
CitiFundsSM Premium Liquid Reserves, CitiFundsSM Institutional U.S. Treasury Reserves, CitiFundsSM Institutional Liquid Reserves,
SM Institutional Cash Reserves, CitiFundsSM Tax Free Reserves, CitiFundsSM Institutional Tax Free Reserves,
CitiFundsSM California Tax Free Reserves,
CitiFundsSM Connecticut Tax Free Reserves,
CitiFundsSM New York Tax Free Reserves, CitiFundsSM Balanced Portfolio, CitiFundsSM Small Cap Value Portfolio, CitiFundsSM Growth & Income Portfolio,
CitiFundsSM Small Cap Growth Portfolio, CitiFundsSM National
Tax Free Income Portfolio, CitiFundsSM New York Tax Free Income
Portfolio,
CitiSelect VIP Folio 200, Citiselect VIP Folio 300,
CitiSelect (VIP Folio 400, CitiSelect (VIP Folio 500,
CitiFundsSM Small Cap Growth VIP Portfolio, CitiSelect (Folio 200, CitiSelect (Folio 300, CitiSelect (Folio 400, and CitiSelect (Folio 500.
CFBDS is also the placement agent for Large Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio,
Intermediate Income Portfolio, Short-Term Portfolio,
Growth & Income Portfolio, Large Cap Growth Portfolio,
Small Cap Growth Portfolio, International Equity Portfolio,
Balanced Portfolio, Government Income Portfolio, Emerging
Asian Markets Equity Portfolio, Tax Free Reserves Portfolio,
Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.

     CFBDS, Inc. is also the distributor for the following
Smith Barney Mutual Fund registrants:
Greenwich Street Series Fund
Smith Barney Adjustable Rate Government Income Fund
Smith Barney Appreciation Fund Inc.
Smith Barney Arizona Municipals Fund Inc.
Smith Barney California Municipals Fund Inc.
Smith Barney Concert Allocation Series Inc.
Smith Barney Equity Funds
Smith Barney Fundamental Value Fund Inc.
Smith Barney Funds, Inc.
Smith Barney Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Smith Barney Investment Trust
Smith Barney Investment Funds Inc.
Smith Barney Managed Governments Fund Inc.
Smith Barney Managed Municipals Fund Inc.
Smith Barney Massachusetts Municipals Fund
Smith Barney Money Funds, Inc.
Smith Barney Muni Funds
Smith Barney Municipal Money Market Fund, Inc.
Smith Barney Natural Resources Fund Inc.
Smith Barney New Jersey Municipals Fund Inc.
Smith Barney Oregon Municipals Fund Inc.
Smith Barney Principal Return Fund
Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust
Smith Barney Variable Account Funds
Smith Barney World Funds, Inc.
Travelers Series Fund Inc.
And various series of unit investment trusts.

CFBDS, Inc. is also the distributor for the following
Salomon Brothers funds;
Salomon Brothers Opportunity Fund Inc
Salomon Brothers Investors Fund Inc
Salomon Brothers Capital Fund Inc
Salomon Brothers Series Funds Inc
Salomon Brothers Institutional Series Funds Inc
Salomon Brothers Variable Series Funds Inc

The information required by this Item 27 with respect to each director, officer and partner of CFBDS, Inc.
is incorporated by reference to Schedule A of Form BD filed by CFBDS, Inc. pursuant to the Securities
Exchange Act of 1934 (SEC File No. 8-32417).

Item 28.	Location of Accounts and Records

	Consulting Group Capital Markets Funds
	222 Delaware Avenue
	Wilmington, Delaware  19801

	PNC Bank, National Association
	17th and Chestnuts Streets
	Philadelphia, Pennsylvania

	The Chase Manhattan Bank
	Chase MetroTech Center
	Brooklyn, NY  11245

	Salomon Smith Barney Inc.
	388 Greenwich Street, 22nd Floor
	New York, New York  10013

	First Data Investor Services Group Inc.
	Exchange Place
	Boston, MA  02109

	CFBDS Inc.
	21 Milk Street
	Boston, MA 02109

Item 29.	Management Services

	Not Applicable.

Item 30.	Undertakings

	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the"1933 Act")and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, this Post-Effective Amendment, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 15th day of July 1999.

CONSULTING GROUP CAPITAL MARKETS FUNDS

BY /s/ Heath B. McLendon
	(Heath B. McLendon, Chief Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

/s/ Heath B. McLendon
Trustee and Chairman of the Board 		July 15, 1999
Heath B. McLendon  (Chief Executive Officer)

/s/ Lewis E. Daidone
Senior Vice President and Treasurer  		July 15, 1999
Lewis E. Daidone  (Chief Financial and Accounting
Officer)

/s/ Walter E. Auch, Sr.*
    Walter E. Auch, Sr., Trustee 			July 15, 1999


    H. John Ellis,  Trustee

/s/ Armon E. Kamesar, Trustee, 			July 15, 1999
     Armon E. Kamesar

/s/ Martin Brody*
    Martin Brody, Trustee, 				July 15, 1999

/s/ Stephen E. Kaufman*
    Stephen E. Kaufman, Trustee, 			July 15, 1999

* Signed pursuant to power of attorney filed October 29, 1993 as an exhibit to Post-Effective Amendment No. 3.

/s/ Heath B. McLendon
    Heath B. McLendon					July 15, 1999